As filed with the Securities and Exchange Commission on August 13, 2020

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

STONE RIDGE TRUST

(Exact Name of Registrant as Specified in Charter)

510 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:

855-609-3680

Stone Ridge Trust

510 Madison Avenue, 21st Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of Communication To:

Elizabeth J. Reza

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 14, 2020 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class I shares of Stone Ridge All Asset Variance Risk Premium Fund, a series of the Registrant.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Stone Ridge All Asset Variance Risk Premium Fund

A series of Stone Ridge Trust III

510 Madison Avenue, 21st Floor

New York, New York 10022

[            ], 2020

Dear Stone Ridge All Asset Variance Risk Premium Fund Shareholder:

We are proposing to reorganize Stone Ridge All Asset Variance Risk Premium Fund (“Existing AVRPX”) into a new open-end mutual fund series of Stone Ridge Trust also called Stone Ridge All Asset Variance Risk Premium Fund (“New AVRPX” and, together with Existing AVRPX, the “Funds”) with the same investment objective and with investment strategies substantially identical to those of Existing AVRPX, which is a continuously offered, closed-end interval fund. In this reorganization, your shares of Existing AVRPX would be exchanged on a tax-free basis for Class I shares of New AVRPX with an equal total net asset value.

We believe that the proposed reorganization (the “Proposed Reorganization”) will provide you the following advantages:

Increased liquidity. New AVRPX is an open-end fund. As a shareholder, you will typically be able to buy and sell shares of New AVRPX without limitation as to amount on any day that the New York Stock Exchange opens for business at the net asset value (“NAV”) per share next determined following receipt of a purchase or redemption request in good order.

Lower Fees and Net Expenses. The open-end New AVRPX will have a lower management fee of 1.50% of the fund’s average daily net assets, as compared to Existing AVRPX’s management fee of 2.00% of such fund’s average daily net assets. In addition, while Existing AVRPX currently bears 0.10% in distribution and/or service fees, Class I shares of New AVRPX (which currently will be the only class of new AVRPX available) will not bear any such fees, further lowering its net annual fund operating expenses as a percentage of net asset value, as compared to Existing AVRPX.

Both New AVRPX and Existing AVRPX are managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) and both Funds have the same portfolio managers. If shareholders approve the Proposed Reorganization, the reorganization is expected to be completed in the fourth quarter of 2020.

If the Proposed Reorganization is approved, Stone Ridge currently intends, following the consummation of the reorganization of the Existing AAVRP Fund into the New AAVRP Fund, to propose a reorganization of New AVRPX into the Stone Ridge Diversified Alternatives Fund (“SRDAX”), an open-end series of Stone Ridge Trust managed by Stone Ridge. SRDAX is a multi-strategy fund, and one of SRDAX’s principal investment strategies is substantially the same as the principal investment strategies of New (and Existing) AVRPX. The management fee of SRDAX (1.50% of the fund’s average daily net assets) is identical to that of New AVRPX. The share class of SRDAX into which Class I Shares of New AVRPX would be reorganized has no distribution or service fees. The reorganization of New AVRPX into SRDAX would be eligible pursuant to applicable rules under the Investment Company Act of 1940, as amended, to be consummated upon approval from the Board of Trustees of Stone Ridge Trust without approval from shareholders.

Your vote is important

The Board of Trustees of Stone Ridge Trust III (the “Board”) has carefully reviewed the terms of the Proposed Reorganization and unanimously recommends that shareholders of Existing AVRPX approve the Proposed Reorganization. In determining to recommend approval of the Proposed Reorganization, the Board considered various factors, including the benefits described above. The enclosed materials explain the proposal and its potential benefits and consequences in more detail, and you are encouraged to review it carefully.

A meeting of the shareholders of Existing AAVRP Fund (the “Meeting”) will be held at 10:30 a.m., Eastern time, on December 2, 2020, to vote on the Proposed Reorganization. The Meeting will be held at the offices of Ropes & Gray LLP at 800 Boylston Street, Boston, Massachusetts 02199.

Most shareholders find it more convenient to vote their shares by proxy, although you may attend the Meeting in person. If you are not able to attend the Meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. In order to complete the Proposed Reorganization, a quorum must be present at the Meeting (in person or by proxy) and a majority of outstanding voting shares must vote for its approval. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Meeting.

If you do not vote using one of these methods, you may be contacted by Okapi Partners LLC, our proxy solicitation firm, to vote your shares over the phone. If you have any questions regarding the Prospectus/Proxy Statement, please call Okapi Partners LLC toll-free at 888-785-6707.

The Existing AAVRP Fund is sensitive to the health and travel concerns the Existing AAVRP Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the public health crisis presented by the ongoing COVID-19 pandemic, the location or means of conducting the Meeting may change. In the event of such a change, the Existing AAVRP Fund will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication, among other arrangements. The Existing AAVRP Fund plans to announce these changes, if any, at www.okapivote.com/AVRPXmeeting and encourages you to check this website prior to the Meeting if you plan to attend. The Existing AAVRP Fund does not anticipate that it will deliver additional soliciting materials to shareholders or otherwise amend the Existing AAVRP Fund’s proxy materials in the event of a decision to conduct the Meeting pursuant to an alternative arrangement.

Thank you in advance for your participation in this important event.

Warmly,

/s/ Nathaniel Conrad

Nathaniel Conrad
Portfolio Manager

Stone Ridge All Asset Variance Risk Premium Fund

c/o Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, New York 10022

For proxy information, please call: 888-785-6707

NOTICE OF MEETING OF SHAREHOLDERS

December 2, 2020

To the Shareholders of Stone Ridge All Asset Variance Risk Premium Fund:

Notice is hereby given that a meeting of shareholders of Stone Ridge All Asset Variance Risk Premium Fund (“Existing AVRPX”) will be held on December 2, 2020, at 10:30 a.m., Eastern time, at the offices of Ropes & Gray LLP at 800 Boylston Street, Boston, Massachusetts 02199 (the “Meeting”), to consider the following:

1.

An Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of Existing AVRPX to Stone Ridge All Asset Variance Risk Premium Fund, a series of Stone Ridge Trust (“New AVRPX”), in exchange for the issuance and delivery of Class I shares of New AVRPX and the assumption by New AVRPX of all of the liabilities of Existing AVRPX, and the distribution of such shares to the shareholders of Existing AVRPX in complete liquidation of Existing AVRPX; and

2.	Such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

Shareholders of record on October 12, 2020 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees,

Lauren D. Macioce

Secretary

[            ], 2020

YOUR VOTE IS IMPORTANT

Please respond—your vote is important. Whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope so that you will be represented at the Meeting.

Any shareholder wishing to attend the Meeting in person must call Okapi Partners LLC toll-free at 888-785-6707 to register no later than 10:30 a.m., Eastern time, on November 30, 2020. Due to the public health crisis presented by the ongoing COVID-19 pandemic, shareholders attending the Meeting in person will be required to adhere to the COVID-19-related policies in place at the Meeting location, including signing a medical attestation, wearing a mask or cloth face covering while on the premises, and practicing social distancing.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE

MEETING TO BE HELD ON DECEMBER 2, 2020:

The Prospectus/Proxy Statement, the Notice of the Meeting of Shareholders, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at www.okapivote.com/AVRPX.

Stone Ridge All Asset Variance Risk Premium Fund

[            ], 2020

Acquisition of the assets of:

Stone Ridge All Asset Variance Risk Premium Fund,

a series of Stone Ridge Trust III, a Delaware statutory trust,

c/o Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, New York 10022

(212) 257-4750

by and in exchange for shares of:

Stone Ridge All Asset Variance Risk Premium Fund

a series of Stone Ridge Trust, a Delaware statutory trust

c/o Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, New York 10022

(212) 257-4750

This Prospectus/Proxy Statement relates to the Proposed Reorganization of Stone Ridge All Asset Variance Risk Premium Fund, a series of Stone Ridge Trust III, a Delaware statutory trust (“Existing AVRPX”) into Stone Ridge All Asset Variance Risk Premium Fund, a newly organized series of Stone Ridge Trust (“New AVRPX”) (together, the “Funds”). As a result of the Proposed Reorganization, each shareholder of Existing AVRPX will receive Class I shares of New AVRPX equal in value to the net asset value of the shareholder’s Existing AVRPX shares.

This Prospectus/Proxy Statement is being mailed to shareholders of Existing AVRPX on or about [            ], 2020. This Prospectus/Proxy Statement explains concisely what you should know before voting on the Proposed Reorganization or investing in New AVRPX. Please read it and keep it for future reference.

A Statement of Additional Information dated [            ], 2020, relating to this Prospectus/Proxy Statement (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is hereby incorporated into this Prospectus/Proxy Statement by reference. In addition, the following documents have been filed with the SEC and, to the extent provided below, are incorporated herein by reference, which means they are considered legally a part of the Prospectus/Proxy Statement.

•	The Prospectus of Existing AVRPX, dated March 1, 2020, as supplemented from time to time.

•

The Statement of Additional Information of Existing AVRPX, dated March 1, 2020, as supplemented from time to time. Existing AVRPX’s current prospectus and statement of additional information are available at https://www.sec.gov/Archives/edgar/data/1629071/000119312520056148/d864538d486bpos.htm.

•

The audited financial statements of Existing AVRPX and related report of auditors relating to Existing AVRPX for the fiscal year ended October 31, 2019, included in the Annual Report to Shareholders of Existing AVRPX, and the unaudited financial statements of Existing AVRPX for the period ended April 30, 2020, included in the Semiannual Report to Shareholders of Existing AVRPX. Existing AVRPX’s annual report is available at https://www.sec.gov/Archives/edgar/data/1629071/000119312520004727/d822812dncsr.htm and Existing AVRPX’s semiannual report is available at https://www.sec.gov/Archives/edgar/data/1629071/000119312520187020/d925893dncsrs.htm.

The SEC file numbers for Existing AVRPX’s registration statement on Form N-2 and associated filings are 333-229925, 333-223297, 333-216308, 333-201265 and 811-23018.

This document will give you the information you need to vote on the proposal. Much of the information is required under the rules of the SEC; some of it is technical. If there is anything you do not understand, please contact Okapi Partners LLC toll-free at 888-785-6707 or call your financial advisor.

For a free copy of Existing AVRPX’s prospectus, statement of additional information, annual report or semiannual report or of the Reorganization SAI, please call 855-609-3680, or visit www.stoneridgefunds.com. Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC.

HTML and text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents at prescribed rates by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail request at publicinfo@sec.gov.

None of the Securities and Exchange Commission, the Commodity Futures Trading Commission or any state securities commission has approved or disapproved of these securities or determined this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in New AVRPX is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

ii

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PROSPECTUS/PROXY STATEMENT

A.	OVERVIEW

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a Proposed Reorganization between a closed-end fund and an open-end mutual fund. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which contains additional information and further details about the Proposed Reorganization.

1. What is the purpose of the proposal?

The proposal is designed to provide shareholders of Existing AVRPX with increased liquidity and lower fund fees and expenses.

2. What are shareholders being asked to vote on?

The Board of Trustees of Stone Ridge Trust III (the “Board”), which is also the Board of Trustees of Stone Ridge Trust, of which New AVRPX is a series, is recommending that you approve the Proposed Reorganization1 of Existing AVRPX into New AVRPX and the related transactions contemplated by the Agreement and Plan of Reorganization between the Funds dated as of [            ], 2020. If approved by shareholders of Existing AVRPX, all of the assets, subject to liabilities, of Existing AVRPX will be transferred to New AVRPX on the closing date of the transaction, (the “Closing Date”), which is expected to be on or about December 4, 2020. In exchange, New AVRPX will issue and deliver Class I shares of New AVRPX (the “Reorganization Shares”) to Existing AVRPX with a value equal to the value of Existing AVRPX’s assets, net of liabilities, and will also assume all of the liabilities of Existing AVRPX. Immediately following the transfer, the Reorganization Shares received by Existing AVRPX will be distributed to its shareholders, pro rata.

3. What will happen to my shares of Existing AVRPX as a result of the Proposed Reorganization?

Your shares of Existing AVRPX will, in effect, be exchanged on a tax-free basis for shares of New AVRPX with an equal aggregate net asset value on the date of the reorganization.

4. Why is the reorganization being proposed at this time?

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is proposing and the Board is recommending the reorganization of Existing AVRPX into New AVRPX because it offers shareholders of Existing AVRPX the opportunity to invest in a fund with substantially identical principal investment strategies, but with increased liquidity and a lower expense ratio. While there are benefits ordinarily associated with investment in a closed-end interval fund, such as the ability to invest in a greater proportion of illiquid assets than an open-end fund, Existing AVRPX currently invests primarily in liquid securities and has not employed leverage for investment purposes. As a result, the Adviser did not identify significant investment advantages to Existing AVRPX stemming from its closed-end status, and believes, in the case of Existing AVRPX, the expected benefits from the Proposed Reorganization outweigh the benefits of a closed-end interval fund structure.

The Board has also carefully considered the anticipated benefits and costs of the Proposed Reorganization. For a detailed discussion of the Board’s deliberations, see “Information about the Proposed Reorganization-The Board’s Considerations Relating to Proposed Reorganization.” The Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Existing AVRPX, New AVRPX or the Adviser (these Trustees are referred to as “Independent Trustees” throughout this Prospectus/Proxy Statement), has unanimously determined that the Proposed Reorganization is in the best interests of both

1 The term “reorganization” is used in this Prospectus/Proxy Statement for ease of reference. The Agreement provides, among other things, for the transfer of all of the assets of Existing AAVRP Fund to New AAVRP Fund and the assumption by the New AAVRP Fund of all of the liabilities of Existing AAVRP Fund in exchange for the issuance to Existing AAVRP Fund of the Reorganization Shares.

1

Existing AVRPX and New AVRPX and recommends that shareholders of Existing AVRPX vote FOR approval of the Proposed Reorganization.

5. How do the investment objectives, policies and restrictions of the two Funds compare?

The investment objectives of Existing AVRPX and New AVRPX are the same, and the principal investment strategies of Existing AVRPX and New AVRPX are substantially identical; a more detailed description of each Fund’s investment strategies is set forth in such Fund’s prospectus. A comparison of the investment objectives, investment strategies and liquidity for Existing AVRPX and New AVRPX is set forth in the following table:

	Existing AVRPX	New AVRPX
Investment Objective	The investment objective of each of the Funds is to achieve capital appreciation.

Investment Strategy

Each of the Funds typically pursues its investment objective by entering into exchange-traded or over-the-counter (“OTC”) derivative contracts primarily related to commodities and foreign currencies. Each Fund may also enter into other types of investments that enable the Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time. Each Fund may enter into a variety of derivative contracts, but typically expects to enter into put and call options, futures contracts, options on futures contracts, swaps and swaptions. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Shareholder Liquidity

Limited. Existing AVRPX makes quarterly repurchase offers to its shareholders for between 5% and 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act and a fundamental policy of the Fund. Quarterly repurchase offers are made in the months of March, June, September and December, with repurchases occurring in the months of April, July, October and January.

Significantly greater liquidity for shareholders. Shareholders may generally purchase or redeem their shares of New AVRPX on any day that the New York Stock Exchange opens for business at the NAV per share next determined following receipt of a purchase or redemption request in good order by the Fund, ALPS Distributors, Inc. (the “Distributor”), the Transfer Agent or an authorized intermediary.

Existing AVRPX and New AVRPX have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to each Fund without the consent of the holders of a majority of the outstanding voting securities of the Fund, as such term is defined in the 1940 Act; other investment policies can be changed without such consent. The Funds have substantially identical fundamental investment policies except that Existing AVRPX, in order to provide some liquidity to shareholders, has a fundamental policy to make quarterly repurchase offers to its shareholders. See the response to Question 10 below for additional information about Existing AVRPX’s quarterly repurchase offers. A comparison of the fundamental investment policies of Existing AVRPX and of New AVRPX is located in Appendix D – Comparison of Fundamental Investment Restrictions.

6. How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the Proposed Reorganization?

Based on the expense information shown below, the expense ratio of New AVRPX is expected to be lower than the expense ratio of Existing AVRPX. The following tables show the expenses an investor would incur in connection with making an investment in Existing AVRPX and New AVRPX. The tables also show the fees and expenses paid by Existing AVRPX for its fiscal year ended October 31, 2019 and the pro forma fees and expenses for New AVRPX, for its fiscal year ending October 31, 2021, assuming that the reorganization had occurred as of October 31, 2020. The examples following the tables will help you compare the cost of investing in Existing AVRPX with the estimated cost of investing in New AVRPX (based on the pro forma fees and expenses shown in the tables).

Neither Fund charges sales loads or similar fees paid directly from your investment. While Existing AVRPX is able to charge a maximum repurchase fee of 2.00%, it does not currently charge a repurchase fee.

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Shareholder Transaction Expenses (fees paid directly from your investment)	Existing AVRPX		New AVRPX (pro forma)

Maximum Repurchase Fee[1]	2.00%	[1]	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	2.00%		1.50%
Distribution and/or Service Fees	0.10%	[2]	None
Other Expenses
Broker Interest Expense	0.01%		0.01%
All Other Expenses	0.50%	[3]	0.76%	[4]

Total Other Expenses	0.51%		0.77%
Acquired Fund Fees and Expenses	0.03%		0.03%

Total Annual Fund Operating Expenses	2.64%		2.30%
(Fee Waiver and/or Expense Reimbursement)	0.00%	[5]	0.10%	[6]

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)	2.64%		2.20%

(1)	Existing AVRPX does not currently charge a repurchase fee and New AVRPX will not charge a repurchase fee.
(2)

Distribution and/or Service Fees include a 0.05% fee paid pursuant to Existing AVRPX’s Distribution and Servicing Plan and a 0.05% fee paid pursuant to the Services Agreement between Existing AVRPX and the Adviser. New AVRPX will not have a Distribution and Servicing Plan or a Services Agreement.

(3)	All Other Expenses for Existing AVRPX have been restated and are based on estimated amounts for Existing AVRPX’s current fiscal year. Actual expenses may differ from estimates.
(4)	All Other Expenses for New AVRPX are based upon estimated amounts for New AVRPX’s initial fiscal year ending October 31, 2021. Actual expenses may differ from estimates.
(5)

Through February 28, 2021, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of Existing AVRPX (including offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of Existing AVRPX’s business (collectively, the “Existing AVRPX Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Existing AVRPX Excluded Expenses, to 2.60% of the average daily net assets of Existing AVRPX. The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for Existing AVRPX (including offering expenses, but excluding Existing AVRPX Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of Existing AVRPX (as defined by the 1940 Act) and the consent of the Adviser.

(6)

Through November 2, 2021, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of New AVRPX (including offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of New AVRPX’s business (collectively, the “New AVRPX Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than New AVRPX Excluded Expenses, to 2.10% of the average daily net assets of New AVRPX. The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for New AVRPX (including offering expenses, but excluding New AVRPX Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of New AVRPX (as defined by the 1940 Act) and the consent of the Adviser.

Examples. The Examples below are intended to help you compare the cost of investing in common shares of Existing AVRPX with the costs of investing in Class I shares of New AVRPX. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Funds’ operating expenses remain the same (except that the examples reflect the expense limitation arrangements only for the first year). Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The example assumes that the estimated Other Expenses of New AVRPX set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Funds’ actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

	1 Year	3 Years	5 Years	10 Years
Existing AVRPX Common Shares	$267	$820	$1,400	$2,973
New AVRPX Class I Shares	$223	$709	$1,221	$2,628

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7. What are the costs of the Reorganization?

Reorganization costs will be allocated to Existing AVRPX, regardless of whether the reorganization is consummated. The estimated costs of the Proposed Reorganization are set forth on page 12 in the section “Information about the Proposed Reorganization—Expenses of the Reorganization.”

8. How does the investment performance of the funds compare?

New AVRPX has not yet commenced operations. For accounting purposes, it is expected that New AVRPX will assume the performance history and financial statements of Existing AVRPX upon the consummation of the reorganization.

The bar chart and table below provide some indication of the risks of investing in Existing AVRPX by showing changes in the performance of Existing AVRPX’s common shares from year to year and by comparing Existing AVRPX’s average annual total returns for the periods indicated with those of a broad measure of market performance. Past performance (before and after taxes) is not an indication of future performance. Performance data current to the most recent month end may be obtained by calling (855) 609-3680.

Best Quarter (as of December 31, 2019)	Worst Quarter (as of December 31, 2019)	Year to Date (as of June 30, 2020)
Q4 2016 5.68%	Q4 2018 (6.34)%	(26.12)%

Average Annual Total Returns for the periods ended December 31, 2019
	One Year	Since Inception (4/2/2015)
Return Before Taxes	5.30%	3.08%
Return After Taxes on Distributions	5.30%	1.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	1.89%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	1.13%

9. Will my dividend be affected by the Proposed Reorganization?

Each of Existing AVRPX and New AVRPX distributes substantially all of its net investment income to shareholders in the form of dividends. For each Fund, unless shareholders specify otherwise, dividends are reinvested in shares of the applicable Fund.

10. Who will manage New AVRPX?

New AVRPX will be managed by the same management team that currently manages Existing AVRPX. Both Funds are managed by the Adviser.

The management fee for New AVRPX will be 0.50% lower than the management fee currently paid by Existing AVRPX. Accordingly, the Adviser will receive a fee, computed daily and paid monthly in arrears, at the annual rate of 1.50% of the average daily net assets of New AVRPX. For Existing AVRPX, the Adviser has received a fee, computed daily and paid monthly in arrears, at the annual rate of 2.00% of the average daily net assets of Existing AVRPX.

Nathaniel Conrad and Li Song are the Portfolio Managers of Existing AVRPX and New AVRPX. Mr. Conrad and Mr. Song have been Portfolio Managers of Existing AVRPX since January 2020 and of New AVRPX since its inception. Each of the Portfolio Managers also is a portfolio manager of other registered investment companies.

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Nathaniel Conrad. Nathaniel Conrad, Portfolio Manager of the Funds, is responsible for the day-to-day management of each Fund and its investments jointly with Mr. Song. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs, where he began his career, as the senior trader in Interest Rates Electronic Trading. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Funds, is responsible for the day-to-day management of each Fund and its investments jointly with Mr. Conrad. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options and credit products. Mr. Song received his PhD, M.Phil., and M.A. in Statistics from Columbia University and his B.S. in Mathematics at the University of Science and Technology of China.

The Reorganization SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in New AVRPX and Existing AVRPX.

In addition, the Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Funds.

The members of the Committee, and their professional background and experience, are as follows:

Daniel Fleder. Mr. Fleder joined Stone Ridge in 2016. Mr. Fleder is the Chair of the Committee and serves as Head of Risk at Stone Ridge. Mr. Fleder was previously Head of Markets and Head of Variance Risk Premium at Stone Ridge. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Robert Gutmann. Mr. Gutmann is a co-founder of Stone Ridge. Mr. Gutmann has held a variety of leadership roles at Stone Ridge, including Head of Product Development and Execution and his current role as Head of Digital Asset Strategies. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Ross Stevens. Mr. Stevens founded Stone Ridge in 2012, and serves as Chief Executive Officer. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and her current role as Head of Flourish. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

11. What are the federal income tax consequences of the Proposed Reorganization?

For federal income tax purposes, the reorganization of Existing AVRPX into New AVRPX will be a tax-free reorganization. Accordingly, no gain or loss will generally be recognized by Existing AVRPX or its shareholders as a result of the reorganization, and the tax basis of the Reorganization Shares received by each Existing AVRPX shareholder will be the same in the aggregate as the tax basis of the shareholder’s Existing AVRPX shares. For more information about the federal income tax consequences of the reorganization, see “Information about the Proposed Reorganization — Federal Income Tax Consequences.”

12. Do the procedures for purchasing and redeeming shares of the two Funds differ?

Yes. While each Fund may be purchased on any day that the NYSE opens for business, shareholders of New AVRPX will have significantly more flexibility with respect to redeeming their shares than shareholders of Existing AVRP Fund. New AVRPX is an open-end fund, which means that its shares may generally be redeemed on any day on which the NYSE opens for business.

In contrast, Existing AVRPX currently conducts a continuous offering of its shares, much like an open-end fund, and therefore as described above its shares may be purchased each regular business day. However, unlike open-end funds, closed-end interval funds such as Existing AVRPX do not provide daily redemptions. In order to provide some liquidity to shareholders, Existing AVRPX makes quarterly repurchase offers to its shareholders for between 5% and 25% of its outstanding common shares at NAV, pursuant to Rule 23c-3 under the 1940 Act and a fundamental policy of the Fund. Quarterly repurchase offers are made in the months of March, June, September and December, with repurchases occurring in the months of April, July, October and January. Existing AVRPX’s common shares are not listed on any securities exchange and Existing AVRPX does not expect any secondary market to develop for its common shares. Holders of common shares are thus not able to have their shares redeemed or otherwise sell their shares on a daily basis.

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13. Will I be able to have some of my shares of Existing AVRPX repurchased prior to Closing Date of the Proposed Reorganization?

No. There will not be a repurchase offer, as described in Existing AVRPX’s prospectus, to the shareholders of Existing AVRPX prior to the Closing Date of the Proposed Reorganization, subject to any adjornment or postponement of the shareholder’s meeting.

14. How will I be notified of the outcome of the vote?

If the Proposed Reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating the number of Class I New AVRPX shares you are receiving. Otherwise, you will be notified in the next shareholder report of Existing AVRPX.

15. Will the number of shares I own change?

The number of shares you own may change, but the total value of the shares of New AVRPX you receive will equal the total value (based on net asset value) of the shares of Existing AVRPX that you hold at the time of the Proposed Reorganization. Even though the NAV per share of each Fund may be different, the total NAV of your holdings will not change as a result of the reorganization.

16. What shareholder vote is required to approve the Proposed Reorganization?

Approval of the reorganization proposal requires a “majority of the outstanding” shares of Existing AVRPX in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of Existing AVRPX present at the Meeting if the holders of more than 50% of the outstanding voting securities of Existing AVRPX are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of Existing AVRPX. A vote of shareholders of New AVRPX is not needed to approve the Proposed Reorganization.

17. Who do I call if I have questions?

Please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 888-785-6707. Representatives are available Monday to Friday 9 a.m. to 7 p.m. Eastern Time.

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B.	PRINCIPAL RISK FACTORS

What are the principal risks of New AVRPX, and how do they compare with those of Existing AVRPX?

The principal risks of New AVRPX are substantially identical to those of Existing AVRPX. This is because the Funds have the same investment objective and substantially identical principal investment strategies.

However, there are some differences with respect to certain risks applicable generally to open-end investment companies. For example, New AVRPX’s need to meet daily redemption requests might limit its investment flexibility relative to that of Existing AVRPX, which makes repurchase offers on a quarterly basis. As an open-end fund, to meet potential redemption requests, New AVRPX may need to retain cash reserves or invest in more liquid securities than it otherwise would, and may have to liquidate portfolio securities, in order to meet redemptions. As an open-end fund, New AVRPX may only invest up to 15% of its net assets at the time of purchase in illiquid securities, which could reduce its investment flexibility as compared to Existing AVRPX. An investment in New AVRPX is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A description of the principal risks associated with New AVRPX’s principal investment strategies, which are substantially identical to Existing AVRPX, is set forth below. Additional information regarding the risks associated with an investment in New AVRPX is also located in Appendix C – Characteristics and Risks of Securities and Investment Techniques. An investment in New AVRPX should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment.

Derivatives Risk. New AVRPX invests in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, forward contracts, swaps, swaptions and other exchange-traded and OTC derivatives contracts. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, the assets or other references underlying New AVRPX’s investments (each, an “Underlying Reference”). Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the Underlying Reference they are designed to track. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. The Fund’s use of derivatives may not be effective or have the desired results.

Derivatives in which New AVRPX may invest may have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). As a result, adverse changes in the value or level of the Underlying Reference may result in a loss substantially greater than the amount invested in the derivative itself (see “Borrowing and Leverage Risk” below).

Specific risks involved in the use of certain types of derivatives in which the Fund may invest include options risk, call option risk, put option risk, options on futures risk, futures risk, forwards risk, swaps risk, swaptions risk, counterparty risk and margin risk (see “Appendix C—Characteristics and Risks of Securities and Investment Techniques—More Information on the Risks of Investing” below).

Commodities Risk. The market price of the commodities instruments to which the Fund is exposed can be extremely volatile and may be adversely affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity. Examples include drought, floods, other meaningful weather events, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, policies of commodity cartels, and international market, economic, industry, political and regulatory developments. No active trading market or a limited trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Therefore, New AVRPX’s exposure to the commodities markets can cause the NAV of New AVRPX to decline or fluctuate in a rapid and unpredictable manner.

Management and Operational Risk. New AVRPX is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. New AVRPX runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause New AVRPX to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect New AVRPX’s performance.

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New AVRPX also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Illiquidity Risk. New AVRPX may invest at the time of purchase up to 15% of its net assets in illiquid securities. Illiquidity risk is the risk that the investments held by New AVRPX may be difficult or impossible to sell at the time that New AVRPX would like without significantly changing the market value of the investment. Illiquid investments may also be difficult to value. A lack of liquidity may cause the value of investments to decline. The risks associated with illiquid instruments may be particularly acute in situations in which New AVRPX’s operations require cash (such as in connection with redemptions) and could result in New AVRPX borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Borrowing and Leverage Risk. New AVRPX may obtain financing to meet redemption requests, make investments (i.e., to make additional portfolio investments) and to address cash flow timing mismatches, and may obtain leverage through derivative instruments that afford New AVRPX economic leverage. Therefore, New AVRPX is subject to leverage risk. Leverage magnifies New AVRPX’s exposure to declines in the value of one or more Underlying References or creates investment risk with respect to a larger pool of assets than New AVRPX would otherwise have and may be considered a speculative technique. The value of an investment in New AVRPX will be more volatile and other risks tend to be compounded if and to the extent that New AVRPX borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause New AVRPX to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

New AVRPX’s borrowings, which would typically be in the form of loans from banks may be on a secured or unsecured basis and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require New AVRPX to pay other fees. Unless the rate of return, net of applicable Fund expenses, on New AVRPX’s investments exceeds the costs to New AVRPX of the leverage it utilizes, the investment of New AVRPX’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to New AVRPX, resulting in a loss to New AVRPX, even if the rate of return on those assets is positive. New AVRPX’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain an appropriate line of credit or other borrowing facility. Market conditions may unfavorably impact New AVRPX’s ability to secure borrowings on favorable or commercially feasible terms.

Principal Risks of the Underlying References. New AVRPX is also subject to the principal risks of the asset classes noted below, whether through New AVRPX’s (i) derivatives positions or other investments that provide exposure to the Underlying References, (ii) investments in ETFs, (iii) investments through its wholly-owned and controlled subsidiary (the “Subsidiary”) organized in the Cayman Islands and advised by the Adviser or (iv) direct investments.

Equity Investing Risk. Equity investing risk is the risk that the value of equity instruments to which New AVRPX is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Debt Investing Risk. The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which New AVRPX is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent New AVRPX’s income is based on short-term interest rates that fluctuate over short periods of time, income received by New AVRPX may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and New AVRPX may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain

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historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities and on the management of New AVRPX.

Credit Risk. The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Below-Investment-Grade Securities and Unrated Securities Risk. New AVRPX may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below-investment-grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of New AVRPX’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”

Below-investment-grade investments may be subject to greater risks than other investments, including being subject to greater levels of risk related to changes in interest rates (in the case of debt securities), credit risk (including a greater risk of default) and illiquidity risk. The ability of the issuer to make principal and/or interest payments is predominantly speculative for below-investment-grade investments or unrated investments judged by the Adviser to have a similar quality. New AVRPX may also have exposure without limit in investments that are unrated and judged by the Adviser to be of below-investment-grade quality. Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause New AVRPX’s value to be more volatile.

Currency Risk. The value of currencies to which New AVRPX is exposed can be volatile and fluctuate as a result of changes in overall market movements, real or perceived inflationary trends, stock market volatility, changes in interest rates, population growth and changing demographics, or factors affecting a particular country or region, such as international market, economic, industry, political and regulatory developments. Liquidity may be limited for certain currency derivatives, which may impair the ability to buy or sell such derivatives. In addition, adverse market conditions may cause liquidity to decrease. New AVRPX’s exposure to currency markets can cause the NAV of New AVRPX to decline or fluctuate.

Subsidiary Risk. By investing through its Subsidiary, New AVRPX is exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by New AVRPX and are subject to the same risks that apply to similar investments if held directly by New AVRPX. The Subsidiary is not registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of New AVRPX applicable to it. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of New AVRPX and/or the Subsidiary to operate as described in this prospectus and could adversely affect New AVRPX.

Market Risk. The value of New AVRPX’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of New AVRPX’s investments also may decline because of factors that affect a particular industry or industries.

Volatility Risk. New AVRPX’s investment in volatility-linked derivative instruments is subject to the risk that the market value of a security or index will increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. The effect of changes in volatility on New AVRPX is subject to the Adviser’s ability to forecast volatility in an accurate and timely manner, which may depend on particular market conditions and other factors that are beyond the control of the Adviser. The Adviser’s volatility forecasts may be incorrect, and the volatility-linked derivative contracts entered into by New AVRPX based on the Adviser’s volatility forecasts may not achieve the intended effect.

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Tax Risk. New AVRPX intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, New AVRPX must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income. New AVRPX’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of New AVRPX’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect New AVRPX’s ability to qualify for such treatment.

If, in any year, New AVRPX were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, New AVRPX would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Due to New AVRPX’s options strategies, a substantial portion of New AVRPX’s income potentially will consist of short-term capital gains. Distributions of New AVRPX’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of New AVRPX’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

Foreign Investing Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. New AVRPX’s exposure to foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of New AVRPX’s indirect and direct investments in foreign securities (see “Currency Risk” above). New AVRPX may not be able to pass through to its shareholders foreign income tax credits in respect of a portion of or all foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the holder of such securities may have limited recourse available to it. The laws of some foreign countries may limit New AVRPX’s ability to gain exposure to securities of certain issuers located in those countries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect New AVRPX’s assets held in foreign countries.

Emerging Markets Risk. Obtaining exposure to emerging market securities and currencies entails all of the risks associated with foreign (non-U.S.) investments (see “Foreign Investing Risk”), but to a heightened degree. Compared to foreign developed markets, exposure to emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk and certain special risks associated with smaller companies.

Government Securities Risk. New AVRPX may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to New AVRPX. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Focused Investment Risk. To the extent that New AVRPX focuses its exposures in asset classes, sectors, industries, countries, regions, companies or issuers that are subject to the same or similar risks, New AVRPX will be subject to greater overall risk than if New AVRPX’s exposures were less focused.

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Portfolio Turnover. A change in the securities held by New AVRPX is known as “portfolio turnover.” New AVRPX engages in active and frequent trading to try to achieve its investment objective. If New AVRPX realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce New AVRPX’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Cash Management and Temporary Defensive Positions. During unusual market conditions, New AVRPX may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. New AVRPX might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Reorganization SAI. While at times New AVRPX may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Expense Risk. Your actual costs of investing in New AVRPX may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. New AVRPX’s expense limitation agreement, which generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year-to-year.

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C.	INFORMATION ABOUT THE PROPOSED REORGANIZATION

1. Summary of the Terms of the Reorganization of Existing AVRPX into New AVRPX.

The shareholders of Existing AVRPX are being asked to approve a Proposed Reorganization between Existing AVRPX and New AVRPX pursuant to an Agreement and Plan of Reorganization dated [            ], 2020 (the “Agreement”). The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

Although the term “reorganization” is used in this Prospectus/Proxy Statement for ease of reference, the Agreement provides, among other things, for the transfer of all of the assets of Existing AVRPX to New AVRPX in exchange for the assumption by New AVRPX of all of the liabilities of Existing AVRPX and the issuance to Existing AVRPX of the Reorganization Shares. The exchange, which will be effected on the basis of the relative net asset values of the two Funds, will be followed immediately by the distribution of the full and fractional Reorganization Shares received by Existing AVRPX to its shareholders in exchange for Existing AVRPX shares held by its shareholders, in complete liquidation of Existing AVRPX, with a net asset value equal to the aggregate net asset value of Existing AVRPX shares held by shareholders on the date of the Agreement, as soon as practicable following the liquidation. The legal existence of Existing AVRPX will be terminated as soon as practicable following the liquidation of Existing AVRPX.

The Proposed Reorganization is expected to close on or about December 4, 2020 and is subject to a number of conditions.

The Board of Trustees of Stone Ridge Trust III, which is also the Board of Trustees of Stone Ridge Trust, has voted unanimously to approve the Proposed Reorganization. The Board of Stone Ridge Trust III recommends that shareholders of Existing AVRPX also approve the Proposed Reorganization. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of Existing AVRPX.

In the event that the Proposed Reorganization does not receive the required shareholder approval, Existing AVRPX will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Board may consider such alternatives as may be in the best interests of Existing AVRPX’s shareholders.

2. Description of Reorganization Shares.

Reorganization Shares will be issued to Existing AVRPX’s shareholders in accordance with the Agreement. The Reorganization Shares are Class I shares of New AVRPX. Class I shares will not be subject to a sales charge, exchange fee or redemption fee, and will not be subject to any sales commissions, Rule 12b-1 fees or other direct distribution charges to New AVRPX or its shareholders. There are no material differences between the voting rights of the shareholders of New AVRPX and those of the shareholders of Existing AVRPX.

3. Board’s Considerations Relating to the Proposed Reorganization.

The same Board of Trustees oversees both Funds. The Board has carefully considered the anticipated benefits and costs of the Proposed Reorganization from the perspective of each Fund. In connection with Existing AVRPX Board’s consideration of the Proposed Reorganization, the Board requested, and the Adviser provided, information regarding the Proposed Reorganization including the anticipated effect of the Proposed Reorganization on Existing AVRPX’s shareholders. In considering the Proposed Reorganization and the Agreement, the Board reviewed detailed comparative information about Existing AVRPX and New AVRPX including, among other items: (i) their respective investment objectives, strategies, policies and restrictions; (ii) Existing AVRPX’s individual holdings and the compatibility of such holdings in an open-end fund structure; (iii) Existing AVRPX’s investment performance history; and (iv) a comparison of Existing AVRPX’s and New AVRPX’s fees and expenses, including their respective expense ratios. In addition, the Board considered information about the current size and scale of Existing AVRPX and its prospects for growth. The Board considered numerous factors, including, but not limited to, those described below, in connection with its consideration and approval of the Proposed Reorganization.

At the meeting, the Independent Trustees met with representatives of the Adviser regarding the details of the Proposed Reorganization and met separately with their independent legal counsel regarding their duties in approving the Proposed Reorganization under federal and state laws. In its deliberations, the Board took into account information provided to it by the Adviser and the recommendations of the Independent Trustees.

Based upon its review, the Board, including all of the Independent Trustees, determined that the Proposed Reorganization of Existing AVRPX into New AVRPX would be in the best interests of both Funds and that the interests of Existing AVRPX’s shareholders would not be diluted as a result of the Proposed Reorganization. The Board unanimously approved the Proposed Reorganization in respect of each of the Funds and recommended its approval by shareholders of Existing AVRPX. In reaching these conclusions, no single factor was determinative to the Board’s analysis and the individual members of the Board may have given different weight to different factors, including:

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The Funds’ identical investment objectives, substantially identical principal investment strategies and risks and, except for Existing AVRPX’s fundamental investment restrictions regarding its status as an interval fund, substantially similar fundamental investment restrictions.

•	The fact that the Funds’ are managed by the same Adviser and the same team of investment professionals.

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•

Information provided by the Adviser that New AVRPX’s expense ratio is expected to be lower than Existing AVRPX’s expense ratio, due to New AVRPX having a lower management fee (1.50% vs. 2.00% for Existing AVRPX) and the fact that Class I shares of New AVRPX (which currently will be the only class of New AVRPX available) will not pay any distribution and/or service fees.

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That New AVRPX offers shareholders increased liquidity. The Board considered that, following their receipt of the Reorganization Shares, shareholders will be able to sell shares of New AVRPX on any day that the New York Stock Exchange opens for business, at the shares’ net asset value next determined in accordance with New AVRPX’s prospectus.

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The performance of Existing AVRPX. In its review of performance, the Board considered whether Existing AVRPX had been able to exploit any significant investment advantages as a direct result of its closed-end status. Because closed-end funds do not issue shares subject to daily redemptions, they do not experience the cash flows and associated costs that can affect open-end funds, which affords closed-end funds an opportunity to remain more fully invested in less liquid securities. Furthermore, closed-end funds have greater flexibility than open-end funds do with respect to the use of leverage for investment purposes. All of these characteristics typically allow closed-end funds to outperform similarly managed open-end funds, when measured at net asset value. However, Existing AVRPX currently invests primarily in liquid securities and has not employed leverage for investment purposes. As a result, the Board did not identify significant investment advantages to Existing AVRPX stemming from its closed-end status.

•

That shareholders in New AVRPX may benefit from potential long-term economies of scale, including increased distribution capabilities. Existing AVRPX, as a closed-end interval fund, is an unfamiliar investment vehicle for many investors. Therefore, even though Existing AVRPX made a continuous offering of its shares, New AVRPX, as a more familiar open-end mutual fund, may have greater opportunities for growth of assets. However, although unlikely, the Proposed Reorganization could result in immediate, substantial redemptions and hence a marked reduction in the size of New AVRPX. Such reduction in the size of New AVRPX could result in an increase in each shareholder’s per share costs and expenses of New AVRPX. It is not possible to know whether New AVRPX will experience net redemptions or net purchases, or over what time period either would occur.

•

That Existing AVRPX will bear the costs of the Proposed Reorganization, including proxy solicitation costs, accounting fees and legal fees, regardless whether the Proposed Reorganization is consummated, and that New AVRPX’s lower expense ratio as compared with that of Existing AVRPX is expected to offset the costs of the Proposed Reorganization over time.

•	That New AVRPX will be subject to the higher liquidity requirements that are imposed on open-end mutual funds pursuant to Rule 22e-4 under the 1940 Act.

•	Statements by the Adviser that it does not expect Existing AVRPX to incur significant transaction-related expenses in connection with the Proposed Reorganization.

The Board also considered the tax effects of the Proposed Reorganization. For federal income tax purposes, no gain or loss is generally expected to be recognized by Existing AVRPX or its shareholders as a result of the Proposed Reorganization. Certain other tax consequences are discussed below under “Information about the Proposed Reorganization — Federal Income Tax Consequences.”

This discussion of the information and factors that the Board considered in making its decision is not intended to be exhaustive, but includes the material factors considered.

4. Expenses of the Reorganization.

Pursuant to the Agreement, the one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement are estimated to be approximately $238,877 (the “Reorganization Costs”). These fees and expenses include legal and auditor fees, proxy statement printing, preparation and mailing costs, and other costs. The Reorganization Costs shall be allocated to Existing AVRPX. Stone Ridge anticipates that there will be no portfolio turnover or costs associated with portfolio repositioning in connection with the Reorganization.

5. Federal Income Tax Consequences.

As a condition to each fund’s obligation to consummate the transactions contemplated by the Agreement, Existing AVRPX will receive an opinion from Ropes & Gray LLP, counsel to Existing AVRPX and Stone Ridge Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:

(i) the reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and New AVRPX and Existing AVRPX will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by Existing AVRPX upon the transfer of its assets to New AVRPX in exchange for the Reorganization Shares and the assumption by New AVRPX of all of Existing AVRPX’s liabilities, or upon the distribution of the Reorganization Shares by Existing AVRPX to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing (if any) of the tax year of Existing AVRPX, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

13

(iii) under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Existing AVRPX on the distribution of the Reorganization Shares to them in exchange for their shares of Existing AVRPX;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that Existing AVRPX shareholders receive in exchange for their Existing AVRPX shares will be the same as the aggregate tax basis of Existing AVRPX shares exchanged;

(v) under Section 1223(1) of the Code, an Existing AVRPX shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for Existing AVRPX shares exchanged for the Reorganization Shares, provided that the shareholder held Existing AVRPX shares as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by New AVRPX upon receipt of the assets transferred to New AVRPX pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by New AVRPX of the liabilities of Existing AVRPX;

(vii) under Section 362(b) of the Code, New AVRPX’s tax basis in the assets that New AVRPX receives from Existing AVRPX will be the same as Existing AVRPX’s tax basis in such assets immediately prior to such exchange, adjusted for any gain or loss required to be recognized as described in (ii) above;

(viii) under Section 1223(2) of the Code, New AVRPX’s holding periods in such assets, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include Existing AVRPX’s holding periods in such assets; and

(ix) under Section 381 of the Code, New AVRPX will succeed to and take into account the items of Existing AVRPX described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations under the Code.

The opinion will be based on certain factual certifications made by officers of Existing AVRPX and Stone Ridge Trust and will also be based on customary assumptions.

The opinion is not a guarantee that the tax consequences of the Proposed Reorganization would be as described above. The opinion may note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service would agree with the opinion.

New AVRPX will file the tax opinion with the SEC shortly after the completion of the Proposed Reorganization. This description of the federal income tax consequences of the Proposed Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Proposed Reorganization, including the applicability and effect of state, local and other tax laws.

6. Differences between the rights of Existing AVRPX shareholders and New AVRPX shareholders.

The differences between the rights of shareholders of Existing AVRPX and those of New AVRPX relate primarily to the characteristics of the funds as closed-end and open-end investment companies.

Existing AVRPX is registered as a “closed-end” investment company under the 1940 Act. Unlike open-end funds, closed-end interval funds like Existing AVRPX do not provide daily redemptions. However, Existing AVRPX conducts a continuous offering of its shares (much like an open-end fund). Existing AVRPX shares are sold at the current net asset value per share. Existing AVRPX’s shares are not listed on a securities exchange and are not publicly traded, such that there is no secondary market for the shares. However, Existing AVRPX is an “interval fund” and provides some liquidity to shareholders by making periodic repurchase offers for a portion of the outstanding shares.

New AVRPX is registered as an “open-end” investment company under the 1940 Act. Open-end investment companies are commonly referred to as “mutual funds” and generally issue redeemable securities on an ongoing basis. New AVRPX is engaged in a continuous offering of its shares of beneficial interest. New AVRPX Class I shares are sold at the current NAV per share. Shareholders of New AVRPX may redeem their shares at any time and receive in return the NAV of those shares next determined after such redemption.

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For more information regarding the differences between the rights of Existing AVRPX shareholders and New AVRPX shareholders, a comparison of the Declaration of Trust and Bylaws for Stone Ridge Trust III, of which Existing AVRPX is a series, and Stone Ridge Trust, of which New AVRPX is a series, is located in Appendix F – Comparison of Organizational Documents.

7. Existing and Pro Forma Capitalization.

The following table shows on an unaudited basis the capitalization of the funds as of April 30, 2020, and on a pro forma combined basis, giving effect to the Proposed Reorganization as of that date:

	Existing AVRPX (common shares)	New AVRPX (Class I shares)	Pro forma adjustment	New AVRPX (Class I shares) pro forma combined*

Net assets	$350,168,559	-	-	$350,168,559

Net asset value per share	$6.74	-	-	$6.74

Shares outstanding	51,971,124	-	-	51,971,124

Ratio of expenses to average net assets (before expense waiver/recoupment)	2.80%(1)(2)	-	-	2.80%(1)(2)

Ratio of expenses to average net assets (after expense waiver/recoupment)	2.66%(1)(2)			2.66%(1)(2)

(1)	Ratio includes borrowing and investment related expenses not covered by Existing AVRPX’s expense limitation agreement.

(2)	Annualized as of April 30, 2020

* Assumes the reorganization was consummated on April 30, 2020 and is for information purposes only.

D.	INFORMATION ABOUT EXISTING AVRPX AND NEW AVRPX.

Additional information applicable to Existing AVRPX has been incorporated by reference to Existing AVRPX’s prospectus and statement of additional information, dated March  1, 2020, each as supplemented from time to time. Existing AVRPX’s current prospectus and statement of additional information are available at https://www.sec.gov/Archives/edgar/data/1629071/000119312520056148/d864538d486bpos.htm

Additional information applicable to New AVRPX is located in Appendix B—Investment Objectives, Principal Investment Strategies, and Principal Investments of New AVRPX and Related Principal Risks, Appendix C—Characteristics and Risks of Securities and Investment Techniques and Appendix E—Information Applicable to New AVRPX. Additional information applicable to New AVRPX can also be found in the Reorganization SAI, dated [            ], 2020.

E.	VOTING INFORMATION

Required Vote for the Proposal.

Approval of the reorganization proposal requires the approval of the holders of a majority of the outstanding voting securities of Existing AVRPX in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of Existing AVRPX present at the Meeting if the holders of more than 50% of the outstanding voting securities of Existing AVRPX are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of Existing AVRPX. A vote of shareholders of New AVRPX is not needed to approve the Reorganization.

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Record Date; Quorum, Adjournments, Postponements and Methods of Tabulation.

Shareholders of record of Existing AVRPX at the close of business on October 12, 2020 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. A quorum for Existing AVRPX at the Meeting will consist of the presence in person or by proxy of thirty-three and one-third percent (33 1⁄3%) of the total shares of Existing AVRPX entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the notice of the Meeting (the “Proposal”) are not received by the time scheduled for the Meeting or if, in the judgment of the chairman of the meeting or of a majority of the shareholders present in person or by proxy, it is advisable to defer action on the Proposal, then the chairman or such majority may adjourn or postpone the Meeting to a later date or time, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal or to defer action on the Proposal. The persons named as proxies will vote in favor of such adjournment or postponement those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment or postponement those proxies required to be voted against the Proposal. The costs of the solicitation of proxies and of any adjourned or postponed session will be borne by Existing AVRPX. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned or postponed to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Existing AVRPX as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for Existing AVRPX, the Tellers will count the total number of votes cast “for” or “against” approval of the Proposal, as well as Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have the effect of a negative vote on the Proposal.

The table below shows the number of issued and outstanding voting shares of Existing AVRPX as of the Record Date.

Existing AVRPX	Number of Shares Outstanding and Entitled to Vote
Common shares	[ ]

As of the Record Date, to the best of the knowledge of Existing AVRPX, the following persons owned of record or beneficially 5% or more of the outstanding shares of Existing AVRPX:

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
[ ]	[ ]%	[ ]	[ ]	[ ]
[ ]	[ ]%	[ ]	[ ]	[ ]
[ ]	[ ]%	[ ]	[ ]	[ ]
[ ]	[ ]%	[ ]	[ ]	[ ]

As of the Record Date, to the best of the knowledge of Existing AVRPX, the officers and trustees of Existing AVRPX as a group beneficially owned [less than 1% of the outstanding shares of Existing AVRPX].

No shares of New AVRPX are issued and outstanding as of the date of this Prospectus/Proxy statement.

Revocability of Proxies

Any proxy may be revoked at any time prior to its use by written notification received by Existing AVRPX’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by Existing AVRPX prior to the Meeting

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and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Other Matters

Existing AVRPX is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [            ], 2020 by and among Stone Ridge All Asset Variance Risk Premium Fund (the “Acquired Fund”), a series of Stone Ridge Trust III, a closed-end management investment company organized as a Delaware statutory trust (“Trust III”) and Stone Ridge All Asset Variance Risk Premium Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), a series of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory Trust (the “Trust”).

PLAN OF REORGANIZATION

(a)     The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund a number of full and fractional Class I shares of beneficial interest of the Acquiring Fund (the “Reorganization Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to common shares of the Acquired Fund on such date.

(b)     Upon consummation of the transactions described in paragraph (a) above, the Acquired Fund shall distribute to its common shareholders of record as of the Exchange Date, the full and fractional Reorganization Shares (as described in paragraph (a) above) in complete liquidation of the Acquired Fund; each shareholder being entitled to receive that proportion of such Reorganization Shares which the number of common shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of common shares of the Acquired Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in treasury, if any, will simultaneously be cancelled on the books of the Acquired Fund. As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Trust III Agreement and Declaration of Trust and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

(c)     It is intended that the reorganization described in this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), this Agreement is adopted as a plan of reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

AGREEMENT

The Acquiring Fund and Acquired Fund therefore agree as follows:

1.     Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a.     The Acquiring Fund is a duly established and designated series of the Trust and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is duly qualified in every jurisdiction where the conduct of its business requires such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets, to carry on its business as an investment company and to carry out its obligations under this Agreement.

Appendix A-1

b.     The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.     The prospectus and statement of additional information of the Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), previously furnished to the Acquired Fund, did not contain as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund or with respect to the Trust as it pertains to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

d.     There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust (with respect to the Acquiring Fund), which assert liability on the part of the Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e.     The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

f.     No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

g.     There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the registration statement on Form N-1A of the Trust with respect to the Acquiring Fund (of which the Acquiring Fund Prospectus is a part) or the Acquired Fund Proxy Statement (as defined in Section 1(m)).

h.     The Acquiring Fund has no shares of beneficial interest issued and outstanding.

i. The Acquiring Fund has not yet filed its first federal income tax return. At the completion of its first taxable year, the Acquiring Fund will file its federal income tax return and elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

j. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

k.     The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and non-assessable by the Trust or the Acquiring Fund, and no shareholder of the Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

l. All shares of the Acquiring Fund issued and outstanding as of the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

m.     The registration statement (the “Form N-14 Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and together with the documents incorporated

Appendix A-2

therein by reference, the “Acquired Fund Proxy Statement”), on the date of its filing in definitive form with the Commission, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund and the Trust for use in the Acquired Fund Proxy Statement.

2.     Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a.     The Acquired Fund is a duly established and designated series of Trust III and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Trust III is duly qualified in every jurisdiction where the conduct of its business requires such qualification, except to the extent that failure to so qualify would not have a material adverse effect on Trust III or the Acquired Fund. Each of Trust III and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets, to carry on its business as an investment company and to carry out its obligations under this Agreement.

b.     Trust III is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.     The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquired Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for the subsequent semiannual period following the most recently completed fiscal year, copies of which have been filed with the Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. Since the last day of the Acquired Fund’s most recently completed fiscal year, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by an Acquired Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (c), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

d.     The prospectus and statement of additional information of the Acquired Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquired Fund Prospectus”), previously furnished to the Acquiring Fund, did not contain as of their date and do not contain as of the date hereof, with respect to the Acquired Fund or with respect to Trust III as it pertains to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e.     There are no material legal, administrative or other proceedings pending or, to the knowledge of Trust III or the Acquired Fund, threatened against Trust III (with respect to the Acquired Fund) or the Acquired Fund, which assert liability on the part of Trust III (with respect to the Acquired Fund) or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

Appendix A-3

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Acquired Fund Prospectus, the registration statement on Form N-2 of the Acquired Fund (of which the Acquired Fund Prospectus is a part) or the Acquired Fund Proxy Statement.

g.     The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on the Acquired Fund’s statement of assets and liabilities as of April 30, 2020, referred to above, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to April 30, 2020, whether or not incurred in the ordinary course of business.

h.     As of the Exchange Date, the Acquired Fund will have filed all federal, state and other tax returns or reports that are required to have been filed by the Acquired Fund and will have paid all federal, state and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i.     At the Exchange Date, Trust III, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, including, for the avoidance of doubt, all right, title and interest in the shares of Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd. (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments that would be shown on its schedule of its investments if such a schedule were prepared as of the close of business on the Valuation Date (as defined in Section 4(b) below).

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k.     No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Exchange Date.

m.     To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n.     All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Trust III or the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

Appendix A-4

o.     The Acquired Fund Proxy Statement, on the date of its filing in definitive form with the Commission, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to shareholders of the Acquired Fund and at the time of the shareholders’ meeting of the Acquired Fund’s shareholders referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p.     The information provided by the Acquired Fund for use in the Form N-14 Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

3.     Reorganization.

a.     Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in Section 4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 of this Agreement and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of record of the Acquired Fund in exchange for their common shares of the Acquired Fund pursuant to Section 5.

b.     Trust III, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4.     Exchange Date; Valuation Time.

a.     Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Reorganization Shares to be issued, shall occur at the offices of the Trust at 510 Madison Avenue, 21st Floor, New York, New York 10022 or at such other location and date agreed to by the Acquiring Fund and the Acquired Fund, the date upon which such transactions are to take place being referred to herein as the “Exchange Date.” All acts taking place on the Exchange Date pursuant to this Agreement shall be deemed to take place simultaneously as of 9:00 a.m. Eastern Time on the Exchange Date unless otherwise agreed to by the parties.

b.     The “Valuation Time,” as referred to herein, is ordinarily the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on the Exchange Date such earlier or later day as may be mutually agreed upon in writing by the parties hereto, such date shall be referred to herein as the “Valuation Date.”

c.     In the event that, immediately prior to or at the Valuation Time, (a) the New York Stock Exchange shall be closed to regular session trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may

Appendix A-5

be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5.     Issuance of Reorganization Shares; Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Reorganization Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to common shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a.     The net asset value of the Reorganization Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the common shares of the Acquired Fund and the value of the liabilities attributable to the common shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b.     The net asset value of the Reorganization Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities attributable to the common shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c.     No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d.     On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise.

e.     The Acquiring Fund shall issue the Reorganization Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Reorganization Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each record shareholder of the Acquired Fund on the transfer agency records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith.

f.     Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6.     Expenses, Fees, etc.

a.     The Acquired Fund will bear the costs and expenses arising directly from the transactions contemplated by this Agreement, whether or not the Reorganization is consummated for any reason, including the costs of restructuring the Acquiring Fund’s portfolio, including, but not limited to, brokerage commissions and other transaction costs.

b.     Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7.     Meeting of Shareholders; Dissolution.

Appendix A-6

a.     The Acquired Fund has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Form N-14 Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b.     The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Form N-14 Registration Statement, filed the Form N-14 Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder to be set forth in the Form N-14 Registration Statement.

c.     The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in Trust III Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

8.     Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.     The Acquired Fund shall have furnished to the Acquiring Fund (i) a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax bases, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund’s President and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since October 31, 2019, other than changes in ordinary course of business as described in Section 2(c) above; and (ii) a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by or with respect to the Acquired Fund after the Exchange Date.

b.     The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund’s President and Treasurer, certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

c.     As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.     The Acquiring Fund shall have received an opinion of Smith, Katzenstein & Jenkins LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) Trust III is validly existing as a statutory trust under the laws of the State of Delaware and has all necessary statutory trust power to execute, deliver and perform its obligations under this Agreement, and the Acquired Fund is a separate series of Trust III as provided under the laws of the State of Delaware duly established in accordance with the applicable provisions of the Declaration of Trust and Bylaws (the “Bylaws”) of Trust III; (ii) this Agreement has been duly authorized, executed and delivered by Trust III, on behalf of the Acquired Fund, and, assuming that the Prospectus complies with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of Trust III, on behalf of the Acquired Fund, enforceable against Trust III, on behalf of the Acquired Fund, in accordance with its terms; (iii) the execution and delivery of this Agreement by Trust III, on behalf of the Acquired Fund, did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or Bylaws, and will not violate any provision of the laws of the State of Delaware (except that such opinion need not express an opinion on state securities or “blue sky” laws); and (iv) to such counsel’s knowledge (without any independent inquiry or investigation), under the laws of the State of Delaware, no consent,

Appendix A-7

approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by Trust III or the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by Trust III, on behalf of the Acquired Fund, of the transactions contemplated hereby, except (a) such as have been obtained or made prior to the Exchange Date, or (b) such as may be required under state securities or “blue sky” laws (except that such opinion need not express an opinion on state securities or “blue sky” laws). In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of Trust III.

e.     The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the execution and delivery of this Agreement by Trust III, on behalf of the Acquired Fund, did not, and the consummation of the transactions contemplated hereby will not, violate any provision of the federal laws of the United States of America (“Federal Law”) (except that such opinion need not express an opinion on state securities or “blue sky” laws) and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquired Fund (as identified in an exhibit to such opinion); and (ii) to such counsel’s knowledge (without any independent inquiry or investigation), under Federal Law, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by Trust III or the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by Trust III, on behalf of the Acquired Fund, of the transactions contemplated hereby, except such as have been obtained or made prior to the Exchange Date. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of Trust III, including certificates with respect to investment restrictions contained in the Declaration of Trust, Bylaws or then-current prospectus or statement of additional information.

f.     The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust, dated the Exchange Date (which opinion will be subject to certain qualifications), reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, although the matter is not free from doubt, generally for U.S. federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) the Acquired Fund will not recognize any gain or loss upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Reorganization Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing (if any) of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized by reason of the reorganization (1) as a result of the closing (if any) of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an Asset regardless of whether such a transfer would otherwise be a nontaxable transaction; (iii) Acquired Fund shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Reorganization Shares; (iv) the aggregate basis of the Reorganization Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) an Acquired Fund shareholder’s holding period for the Reorganization Shares received pursuant to this Agreement will include the shareholder’s holding period for the Acquired Fund shares exchanged for those Reorganization Shares, provided that the shareholder held the Acquired Fund shares as capital assets; (vi) the Acquiring Fund will not recognize any gain or loss upon the receipt of the Assets in exchange for Reorganization Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (vii) the Acquiring Fund’s tax basis in the Assets will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) the holding period of each Asset in the hands of the Acquiring Fund, other than certain Assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Asset was held or treated for U.S. federal income tax purposes as held by the Acquired Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder

Appendix A-8

(the “Tax Opinion”). The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

g.     As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Declaration of Trust or Bylaws of the Trust, or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Exchange Date.

h.     Each of the Acquired Fund and the Trust shall have received from the Commission and any relevant state securities administrator such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. All actions taken by Trust III on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President and the Treasurer of the Acquired Fund, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

k.     The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund or its agent (i) the originals or true copies of all of the records of Trust III attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date and (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time.

m.     This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

9.     Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.     The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

b.     The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust’s President and Treasurer, certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

Appendix A-9

c.     As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.     The Acquired Fund shall have received an opinion of Smith, Katzenstein & Jenkins LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is validly existing as a statutory trust under the laws of the State of Delaware and has all necessary statutory trust power to execute, deliver and perform its obligations under this Agreement, and the Acquiring Fund is a separate series of the Trust as provided under the laws of the State of Delaware duly established in accordance with the applicable provisions of the Declaration of Trust and Bylaws of the Trust; (ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and, upon such delivery, will be validly issued and will be fully paid and non-assessable by the Trust and the Acquiring Fund, and that, under the terms of the Acquiring Fund’s Declaration of Trust, no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming that the Prospectus complies with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Trust, on behalf of the Acquiring Fund, in accordance with its terms; (iv) the execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or Bylaws, and will not violate any provision of the laws of the State of Delaware (except that such opinion need not express an opinion on state securities or “blue sky” laws); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the laws of the State of Delaware, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Trust or the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby, except (a) such as have been obtained or made prior to the Exchange Date, or (b) such as may be required under state securities or “blue sky” laws (except that such opinion need not express an opinion on state securities or “blue sky” laws). In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of the Trust.

e.     The Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated hereby will not, violate any provision of Federal Law (except that such opinion need not express an opinion on state securities or “blue sky” laws) and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquiring Fund (as identified in an exhibit to such opinion); and (ii) to such counsel’s knowledge (without any independent inquiry or investigation), under Federal Law, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Trust or the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby, except such as have been obtained or made prior to the Exchange Date. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of the Trust, including certificates with respect to investment restrictions contained in the Declaration of Trust, Bylaws or then-current prospectus or statement of additional information.

f.     The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date (which opinion will be subject to certain qualifications), and reasonably satisfactory to the Acquired Fund. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

Appendix A-10

g.     The Form N-14 Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Trust, threatened by the Commission.

h.     All actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i.     Each of the Trust and the Acquired Fund shall have received from the Commission and any relevant state securities administrator such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j.     This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

10.     Indemnification.

a.     To the fullest extent permitted by applicable law, the Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Trust III or the Acquired Fund contained in this Agreement, the Acquired Fund Proxy Statement or the Form N-14 Registration Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Trust III or the Acquired Fund required to be stated therein or necessary to make the statements relating to Trust III or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Trust III on behalf of the Acquired Fund. The Indemnified Parties will notify Trust III and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b.     To the fullest extent permitted by applicable law, the Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, Trust III and the trustees and officers of Trust III (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquiring Fund contained in this Agreement, the Acquired Fund Proxy Statement or the Form N-14 Registration Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required

Appendix A-11

to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11.     No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.     Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of the Trust and the trustees of Trust III on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13.     Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 6, 10, 13, 14, 15, 18, 19, 20 and 23.

14.     Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.     Sole Agreement; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of the State of Delaware.

16.     Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17.     Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18.     Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of any other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

Appendix A-12

19.     Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Stone Ridge Trust, Attention: Chief Compliance Officer, 510 Madison Avenue, 21st Floor, New York, New York 10022.

20.     Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as none of the trustees, officers, agents or shareholders or other series of the Trust or Trust III, as applicable, assume any liability for obligations entered into on behalf of either of the Funds.

21.     Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23.     Further Assurances. Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

Appendix A-13

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

STONE RIDGE TRUST III on behalf of Stone Ridge All Asset Variance Risk Premium Fund

By:
Name:
Title:

STONE RIDGE TRUST on behalf of its series Stone Ridge All Asset Variance Risk Premium Fund

By:
Name:
Title:

Appendix A-14

APPENDIX B

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF NEW AVRPX

This Appendix B contains information regarding New AVRPX, including its investment objective and principal investment strategies. Please see “Overview—Principal Risk Factors” in this Prospectus/Proxy Statement for a description of the principal risks of investing in New AVRPX.

New AVRPX’s investment objective is to achieve capital appreciation. There can be no assurance that New AVRPX will achieve its investment objective.

The Adviser believes that investing should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. In managing New AVRPX, the Adviser focuses primarily on one source of expected returns – the “variance risk premium” in certain derivative instruments and other investments (collectively, “investments”). The “variance risk premium” is positive if the “implied volatility” — the expected level of volatility priced into different types of investments — is higher, on average, than the volatility actually experienced on the asset underlying the investment. For example, an option buyer typically pays a premium to an option seller, such as New AVRPX, that is priced based on the expected amount by which the value of the instrument underlying the option will move up or down. On average, this expected amount of value movement (or implied volatility) is generally greater than the amount by which the value of the underlying instrument actually moves (realized volatility). By entering into derivatives contracts and making these types of investments, New AVRPX is, in essence, accepting a risk that its counterparty seeks to transfer in exchange for the premium or other payment/return received by New AVRPX under the derivatives contract or in connection with the investment. By providing this risk transfer service, New AVRPX seeks to benefit over the long-term from the difference between the level of volatility priced into its obligations under these investments and the level of volatility realized on the assets underlying these investments. There can be no assurance that the variance risk premium will be positive for New AVRPX’s investments at any time or on average and over time.

The Adviser does not intend to purchase or sell investments for the portfolio based on prospects for the economy, the relevant markets or the individual issuers themselves. Instead, New AVRPX seeks to identify variance risk premiums wherever they may arise, regardless of the specific underlying assets and to provide an investment return from the premiums or payments it receives from making these investments. In constructing an investment portfolio, the Adviser seeks to identify a universe of eligible investments offering New AVRPX the potential to capture the benefit of the variance risk premiums associated with different asset classes. The extent of New AVRPX’s exposure to any particular asset class is determined according to global supply and demand for the risk transfer services provided by New AVRPX’s investments. The Adviser seeks to keep trading costs as low as practicable, given the appropriate execution requirements of the strategy.

New AVRPX typically pursues its investment objective by entering into exchange-traded or over-the-counter (“OTC”) derivative contracts primarily related to commodities and foreign currencies. New AVRPX may also enter into other types of investments that enable New AVRPX to provide risk transfer services, as the Adviser may consider appropriate from time to time. New AVRPX may enter into a variety of derivative contracts, but typically expects to enter into put and call options, futures contracts, options on futures contracts, swaps and swaptions. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Currently, New AVRPX expects to have exposure to the following asset classes (either directly or indirectly through reference to a derivative contract, other investment or through an investment in a wholly-owned subsidiary (as described further below)), but is not restricted in its exposure to any asset class:

• Commodities, including any physical (e.g., tangible assets, including industrial and precious metals, oil, natural gas and agricultural products) or financial commodity;

• Foreign currencies;

• Interest rates, including any contract related to a fixed or floating interest rate reference or benchmark determined by any central bank, certain benchmark government obligations, overnight deposit rate instruments and time value deposits;

• Equity and debt securities, including any publicly traded or privately offered U.S. and foreign (non-U.S.) equity securities (including common and preferred stock and any other security that provides exposure to the earnings growth of any issuer(s));

Appendix B-1

publicly traded or privately offered U.S. and foreign debt securities (including fixed and floating rate bonds and any other security that provides exposure to the credit risk of any issuer(s)); and

• Volatility, including any investment related to a measurement of implied or realized volatility or variance of an asset.

Subject to any restrictions under applicable law, New AVRPX is not restricted in its exposure to any particular market (including emerging markets) or form of investment and may have exposure to the securities of companies of any market capitalization or credit rating.

New AVRPX may (but is not obligated to) seek to hedge its exposure to price movements in the Underlying References by taking long or short positions in the underlying assets, related assets or other offsetting derivative positions, such as by hedging options on an index with futures on that same index (this is known as “delta hedging”). To gain long investment exposure, New AVRPX may invest in assets directly or use derivatives (including futures). To gain short investment exposure, New AVRPX may use derivatives (including futures) and make short sales, including short sales of assets New AVRPX does not own, which may require New AVRPX to pay a premium to borrow the assets sold short and to pay the lender any dividends or interest received on the assets while borrowed. New AVRPX may also at times be a net purchaser, rather than seller, of options or other derivatives relating to a particular Underlying Reference or may offset exposure to one Underlying Reference by being a net purchaser of derivatives relating to a different Underlying Reference.

New AVRPX expects to gain exposure to the commodities markets by investing the Subsidiary, its wholly-owned and controlled subsidiary organized in the Cayman Islands and advised by the Adviser. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives, such as commodity-linked futures, options and swaps. References herein to New AVRPX include references to the Subsidiary in respect of New AVRPX’s exposure to the commodities markets.

When New AVRPX enters into derivatives transactions, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. New AVRPX then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. In some cases, New AVRPX posts margin directly to a broker or futures commission merchant (“FCM”), and in some cases New AVRPX posts margin to its custodian under an escrow or tri-party collateral arrangement. In the case of a broker who is not an FCM, any posting of margin directly to that broker must be specifically approved by the Board. When New AVRPX posts margin directly to a broker or FCM, New AVRPX is subject to the credit risk and fraud risk of that broker or FCM with respect to that posted margin. There is generally no limit on the amount of margin that New AVRPX may post directly to a single broker or FCM or to all brokers and FCMs, and New AVRPX typically posts a significant portion of its assets in this manner. As a result, at any time New AVRPX may have substantial credit exposure to one or more brokers and/or FCMs.

For collateral purposes, in connection with certain of New AVRPX’s derivatives contracts, New AVRPX invests a substantial portion of its assets in U.S. Treasury bills and other highly rated securities. Some of New AVRPX’s derivatives investments and certain assets of New AVRPX related to New AVRPX’s derivatives instruments may be treated as illiquid. New AVRPX may invest at the time of purchase up to 15% of its net assets in illiquid securities.

The Adviser has broad discretion to allocate New AVRPX’s assets among derivative types and asset classes and to determine whether and how to hedge New AVRPX’s exposures and how much leverage to apply. In constructing the portfolio, the Adviser seeks to limit New AVRPX’s exposure to any single asset class by making investments related to a variety of asset classes. Further, within each asset class, the Adviser seeks to cause New AVRPX to have exposures to multiple underlying assets, geographic regions, economic sectors and maturities. The Adviser seeks to allocate New AVRPX’s assets dynamically in response to supply and demand for risk transfer services in the global markets. With the exception of certain asset diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), there is no stated limit on the percentage of assets New AVRPX can invest in a particular instrument or the percentage of assets New AVRPX will allocate to any one asset class, and at times New AVRPX may focus on a small number of instruments or asset classes.

Borrowing and Leverage

New AVRPX may obtain leverage through borrowings in seeking to achieve its investment objective. New AVRPX’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest.

The 1940 Act requires New AVRPX to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of New AVRPX’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). New AVRPX also may borrow money from banks or other lenders for temporary purposes in an

Appendix B-2

amount not to exceed 5% of New AVRPX’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless New AVRPX designates liquid assets in an amount New AVRPX believes to be equal to New AVRPX’s contractual obligations (marked-to-market on a daily basis) or, for certain instruments, appropriately “covers” such obligations with offsetting positions.

Leverage can have the effect of magnifying New AVRPX’s exposure to changes in the value of its assets and may also result in increased volatility in New AVRPX’s NAV. This means New AVRPX will have the potential for greater gains, as well as the potential for greater losses, than if New AVRPX owned its assets on an unleveraged basis. The value of an investment in New AVRPX will be more volatile and other risks tend to be compounded if and to the extent that New AVRPX is exposed to leverage.

Management

Investment Adviser

Stone Ridge is New AVRPX’s investment adviser.

Portfolio Managers

Nathaniel Conrad and Li Song (together, the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of New AVRPX. Each of the Portfolio Managers has been a Portfolio Manager since New AVRPX’s inception.

Purchase and Sale of Fund Shares

The minimum initial account size (which may be waived or reduced in certain circumstances) is $500,000. This minimum may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 E. Michigan Avenue, 3rd Floor, Milwaukee, Wisconsin, 53202, or by calling (855) 609-3680.

Tax Information

New AVRPX’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

New AVRPX is not generally sold through financial intermediaries other than certain registered investment advisers, and no sales loads are charged to investors or paid to financial intermediaries. See “Distribution Arrangements” below.

Appendix B-3

APPENDIX C

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

This Appendix C provides additional information about some of the principal investments and related risks of New AVRPX identified under “Principal Risk Factors” in this Prospectus/Proxy Statement. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by New AVRPX from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by New AVRPX. As with any mutual fund, investors in New AVRPX must rely on the professional investment judgment and skill of the Adviser and the individual portfolio managers.

    More Information on Investment Strategies

    The Adviser believes that investing should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. In managing New AVRPX, the Adviser focuses primarily on one source of expected returns — the “variance risk premium” in certain derivative instruments and other investments (collectively, “investments”). The “variance risk premium” is positive if the “implied volatility” — the expected level of volatility priced into different types of investments — is higher, on average, than the volatility actually experienced on the asset underlying the investment. For example, an option buyer typically pays a premium to an option seller, such as New AVRPX, that is priced based on the expected amount by which the value of the instrument underlying the option will move up or down. On average, this expected amount of value movement (or implied volatility) is generally greater than the amount by which the value of the underlying instrument actually moves (realized volatility). By entering into derivatives contracts and making these types of investments, New AVRPX is, in essence, accepting a risk that its counterparty seeks to transfer in exchange for the premium or other payment/return received by New AVRPX under the derivatives contract or in connection with the investment. By providing this risk transfer service, New AVRPX seeks to benefit over the long-term from the difference between the level of volatility priced into its obligations under these investments and the level of volatility realized on the assets underlying these investments. There can be no assurance that the variance risk premium will be positive for New AVRPX’s investments at any time or on average and over time.

    The Adviser does not intend to purchase or sell investments for the portfolio based on prospects for the economy, the relevant markets or the individual issuers themselves. Instead, New AVRPX seeks to identify variance risk premiums wherever they may arise, regardless of the specific underlying assets, and to provide an investment return from the premiums or payments it receives from making these investments. In constructing an investment portfolio, the Adviser seeks to identify a universe of eligible investments offering New AVRPX the potential to capture the benefit of the variance risk premiums associated with different asset classes. The extent of New AVRPX’s exposure to any particular asset class is determined according to global supply and demand for the risk transfer services provided by New AVRPX’s investments. The Adviser seeks to keep trading costs as low as practicable, given the appropriate execution requirements of the strategy.

    New AVRPX typically pursues its investment objective by entering into exchange-traded or OTC derivative contracts primarily related to commodities and foreign currencies. New AVRPX may also enter into other types of investments that enable New AVRPX to provide risk transfer services, as the Adviser may consider appropriate from time to time. New AVRPX may enter into a variety of derivative contracts, but typically expects to enter into put and call options, futures contracts, options on futures contracts, swaps and swaptions. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

    Currently, New AVRPX expects to have exposure to the following asset classes (either directly or indirectly through reference to a derivative contract or other investment, or an ETF or through an investment in its Subsidiary, but is not restricted in its exposure to any asset class:

    • Commodities, including any physical (e.g., tangible assets, including industrial and precious metals, oil, natural gas and agricultural products) or financial commodity;

    • Foreign currencies;

    • Interest rates, including any contract related to a fixed or floating interest rate reference or benchmark determined by any central bank, certain benchmark government obligations, overnight deposit rate instruments and time value deposits;

Appendix C-1

    • Equity and debt securities, including any publicly traded or privately offered U.S. and foreign (non-U.S.) equity securities (including common and preferred stock and any other security that provides exposure to the earnings growth of any issuer(s)); publicly traded or privately offered U.S. and foreign debt securities (including fixed and floating rate bonds and any other security that provides exposure to the credit risk of any issuer(s)); and

    • Volatility, including any investment related to a measurement of implied or realized volatility or variance of an asset.

    Subject to any restrictions under applicable law, New AVRPX is not restricted in its exposure to any particular market (including emerging markets) or form of investment and may have exposure to the securities of companies of any market capitalization or credit rating.

    New AVRPX may (but is not obligated to) seek to hedge its exposure to price movements in the Underlying References by taking long or short positions in the underlying assets, related assets or other offsetting derivative positions, such as by hedging options on an index with futures on that same index (this is known as “delta hedging”). To gain long investment exposure, New AVRPX may invest in assets directly or use derivatives (including futures). To gain short investment exposure, New AVRPX may use derivatives (including futures) and make short sales, including short sales of assets New AVRPX does not own, which may require New AVRPX to pay a premium to borrow the assets sold short and to pay the lender any dividends or interest received on the assets while borrowed. New AVRPX may also at times be a net purchaser, rather than seller, of options or other derivatives relating to a particular Underlying Reference or may offset exposure to one Underlying Reference by being a net purchaser of derivatives relating to a different Underlying Reference.

    New AVRPX expects to gain exposure to the commodities markets by investing in the Subsidiary, which is organized in the Cayman Islands and advised by the Adviser. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives, such as commodity-linked futures, options and swaps. References herein to New AVRPX include references to the Subsidiary in respect of New AVRPX’s exposure to the commodities markets.

    When New AVRPX enters into derivatives transactions, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. New AVRPX then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. In some cases, New AVRPX posts margin directly to a broker or FCM, and in some cases New AVRPX posts margin to its custodian under an escrow or tri-party collateral agreement. In the case of a broker who is not an FCM, any posting of margin directly to that broker must be specifically approved by the Board. When New AVRPX posts margin directly to a broker or FCM, New AVRPX is subject to the credit risk and fraud risk of that broker or FCM with respect to that posted margin. There is generally no limit on the amount of margin that New AVRPX may post directly to a single broker or FCM or to all brokers and FCMs, and New AVRPX typically posts a significant portion of its assets in this manner. As a result, at any time New AVRPX may have substantial credit exposure to one or more brokers or FCMs.

    For collateral purposes, in connection with certain of New AVRPX’s derivatives contracts, New AVRPX invests a substantial portion of its assets in U.S. Treasury bills and other highly rated securities. Some of New AVRPX’s derivatives investments and certain assets of New AVRPX related to New AVRPX’s derivatives instruments may be treated as illiquid. New AVRPX may invest at the time of purchase up to 15% of its net assets in illiquid securities.

    The Adviser has broad discretion to allocate New AVRPX’s assets among derivative types and asset classes and to determine whether and how to hedge New AVRPX’s exposures and how much leverage to apply. In constructing the portfolio, the Adviser seeks to limit New AVRPX’s exposure to any single asset class by making investments related to a variety of asset classes. Further, within each asset class, the Adviser seeks to cause New AVRPX to have exposures to multiple underlying assets, geographic regions, economic sectors and maturities. The Adviser seeks to allocate New AVRPX’s assets dynamically in response to supply and demand for risk transfer services in the global markets. With the exception of certain asset diversification tests under the Code, there is no stated limit on the percentage of assets New AVRPX can invest in a particular instrument or the percentage of assets New AVRPX will allocate to any one asset class, and at times New AVRPX may focus on a small number of instruments or asset classes.

    Additional Information on Derivatives Strategy.

    More detailed information about some of the derivative contracts New AVRPX may enter into is below.

Options Generally. Options are a type of derivative instrument through which option sellers assume conditional obligations to option buyers relating to the Underlying Reference.

Appendix C-2

Options positions are marked to market daily. The value of options is affected by changes in the Underlying Reference and the remaining time to the options’ expiration, as well as trading conditions in the options market.

New AVRPX generally intends to sell call options that are out-of-the-money, meaning that option exercise prices generally will be higher than (1) the current level of the applicable Underlying Reference or (2) the market price of the applicable Underlying Reference at the time the options are written. New AVRPX generally intends to sell put options that are out-of-the-money (i.e., the exercise price generally will be below the current level of the applicable Underlying Reference when the option is written) or at-the-money (i.e., the exercise price generally will be the same as the current level of the applicable Underlying Reference when the option is written). The percentage of New AVRPX’s portfolio value against which call and put options are sold may vary over time. As noted above, New AVRPX may sell options that are substantially out-of-the-money and/or only slightly out-of-the-money; in certain circumstances, New AVRPX may also trade in-the-money options. Typically, in-the-money option transactions arise when the Adviser determines that the premium offered compensates reasonably for the risk assumed.

Call Options. A call option is a contract that entitles the purchaser to receive from the seller the Underlying Reference in exchange for a fixed price (the strike price of the call option) on or before the expiration date of the option or a cash payment (in the case of a cash-settled option contract) equal to the amount of any appreciation in the value of the Underlying Reference over the strike price as of the exercise date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. When a physically-settled call option is exercised, the seller is required to deliver the underlying instrument. New AVRPX may write call options on an underlying instrument it does not own (i.e., “naked” call options). If the option seller of a physically-settled call option does not own the underlying instrument, it may be required to purchase it to meet the delivery requirements of the contract and there can be no assurance that the instrument would be available to buy or available at a favorable price at that time.

Put Options. A put option is a contract that entitles the purchaser to receive from the seller a fixed price (the strike price of the put option) in exchange for the Underlying Reference on or before the expiration date of the option or a cash payment (in the case of a cash settled option contract) equal to the amount of any depreciation in the value of the Underlying Reference below a fixed price (the strike price of the put option) as of the exercise date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the put option seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the Underlying Reference at contract termination below the strike price of the option. A physically-settled put option on an individual instrument is a contract that entitles the purchaser to sell the instrument at a fixed price (the strike price of the put option) on or before the exercise date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When a physically-settled put option is exercised, the put option seller is required to purchase the instrument. New AVRPX may write put options on an underlying instrument it is not short (i.e., “naked” put options).

Futures Contracts and Options on Futures Contracts. New AVRPX will engage in transactions in futures contracts and options on futures contracts. Futures contracts are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an Underlying Reference at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities or other instruments or values, physical delivery is not always made. New AVRPX also is authorized to purchase or sell call and put options on futures contracts.

Swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined Underlying Reference, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index.

    Subsidiary. Under an investment management agreement with the Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to New AVRPX in respect of New AVRPX’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from New AVRPX in respect of the assets of New AVRPX that are invested in the Subsidiary. New AVRPX does

Appendix C-3

not currently intend to sell or transfer all or any portion of its ownership interest in the Subsidiary. New AVRPX reserves the right to establish an additional subsidiary or subsidiaries, subject to approval of the Board.

    U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued) and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of New AVRPX’s investment in Treasury obligations to decline.

    New AVRPX can also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

    Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

    Borrowing and Leverage. New AVRPX may obtain leverage through borrowings in seeking to achieve its investment objective. New AVRPX’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The 1940 Act requires New AVRPX to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of New AVRPX’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). New AVRPX also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of New AVRPX’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless New AVRPX designates liquid assets in an amount New AVRPX believes to be equal to New AVRPX’s contractual obligations (marked-to-market on a daily basis) or, for certain instruments, appropriately “covers” such obligations with offsetting positions. Borrowing money involves transaction and interest costs. New AVRPX may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.

    New AVRPX may enter into derivatives contracts with total notional value greater than the assets of New AVRPX. Notional value refers to the nominal or face amount that is used to calculate payments on a derivative contract and is distinguishable from the market value of a derivative contract, which reflects the outstanding obligation under the contract and is usually less than the notional value. This practice will generally be seen to create investment leverage for New AVRPX, which can have the effect of magnifying New AVRPX’s exposure to the swings in prices of an Underlying Reference and may also result in increased volatility in New AVRPX’s NAV because it could cause New AVRPX’s NAV to be more sensitive to changes in the value of the Underlying Reference. This means New AVRPX will have the potential for greater gains, as well as the potential for greater losses, than if New AVRPX owned its assets on an unleveraged basis. The value of an investment in New AVRPX will be more volatile and other risks tend to be compounded if and to the extent that New AVRPX is exposed to leverage.

    Securities Lending. New AVRPX may earn additional income from lending securities. The value of securities loaned may not exceed 33 1⁄3% of the value of New AVRPX’s total assets, which includes the value of collateral received. To the extent New AVRPX loans a portion of its securities, it will generally receive collateral consisting of cash or U.S. government securities. Collateral received will be marked to market daily and will generally be at least equal at all times to the value of the securities on loan. Subject to its stated investment policies, New AVRPX will generally invest cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage backed securities.

    Portfolio Turnover. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains, which are taxable as ordinary income when distributed to shareholders, and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist. Portfolio turnover information for New AVRPX is not presented because New AVRPX has not completed its first fiscal year of operations as of the date of this prospectus.

Appendix C-4

    Changes to New AVRPX’s Investment Policies. New AVRPX’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.”

    Cash Management and Temporary Defensive Positions. During unusual market conditions, New AVRPX may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. New AVRPX might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Statement of Additional Information. While at times New AVRPX may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

    More Information on the Risks of Investing

    Investors should carefully consider New AVRPX’s risks and investment objective, as an investment in New AVRPX may not be appropriate for all investors and is not designed to be a complete investment program. An investment in New AVRPX involves a high degree of risk. It is possible that investing in New AVRPX may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

    New AVRPX is subject to the principal risks described below, whether through New AVRPX’s direct investments, investments by its Subsidiary or derivatives positions. The allocation of New AVRPX’s portfolio in the Subsidiary will vary over time and might not always include all of the different types of investment and risk described herein. As with any mutual fund, there is no guarantee that New AVRPX will achieve its investment objective. You could lose all or part of your investment in New AVRPX, and New AVRPX could underperform other investments.

    Derivatives Risk. New AVRPX invests in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, forward contracts, swaps, swaptions and other exchange-traded and OTC derivatives contracts. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, the Underlying Reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the Underlying Reference they are designed to track. New AVRPX may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by New AVRPX. Certain of New AVRPX’s derivative positions involve the risk that, if the volatility of the Underlying References is greater than expected, New AVRPX will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. See the Statement of Additional Information for additional information of the various types and uses of derivatives in New AVRPX’s strategy.

    OTC derivatives are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded.

    During periods of market disruptions or stress, New AVRPX may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

    Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk and counterparty risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values New AVRPX realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when New AVRPX enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of New AVRPX’s NAV.

Appendix C-5

    New AVRPX’s use of derivatives may not be effective or have the desired results. For example, New AVRPX may not be able to capture the variance risk premium to the extent that it makes an investment with respect to which the realized volatility of the Underlying Reference equals or exceeds the investment’s implied volatility. This may happen when the value of the Underlying Reference moves in an unexpected direction or to an unanticipated degree. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce New AVRPX’s risk exposures, potentially resulting in losses for New AVRPX.

    Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which New AVRPX may invest (e.g., options, futures contracts, options on futures contracts, swaps and swaptions) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the Underlying Reference may result in a loss substantially greater than the amount invested in the derivative itself (see “Borrowing and Leverage Risk” below).

    New AVRPX’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “How to Redeem Shares – Distributions and Federal Income Tax Matters” below.

    The SEC has proposed a new Rule 18f-4 under the 1940 Act (which, as of the date of this prospectus, has not been adopted) that would place significant limits on the use of derivatives and other senior securities by registered investment companies, such as New AVRPX. If the rule were to take effect in the form proposed, it could require New AVRPX to alter its investment strategy.

    Specific risks involved in the use of certain types of derivatives in which New AVRPX may invest include:

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in Underlying Reference prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgment in this respect will be correct. New AVRPX may be restricted in respect of the type of Underlying References that it is permitted to acquire or take delivery (for example, a physical commodity, such as corn), in the case of options that are not cash settled; these restrictions may affect the returns to New AVRPX.

The market price of written options will be affected by many factors, including changes in the market price of the Underlying Reference; changes in dividend rates, interest rates, exchange rates or other economic factors affecting the Underlying Reference or options markets generally, as applicable; changes in the realized or perceived volatility of the relevant market and Underlying Reference; and the time remaining before an option’s expiration.

The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. New AVRPX may close out a written option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when New AVRPX seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

New AVRPX’s options positions will be marked to market on each day that New AVRPX strikes its NAV. New AVRPX’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that New AVRPX may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options writing can cause New AVRPX’s share price to be highly volatile, and it may be subject to sudden and substantial losses.

Appendix C-6

Call Option Risk. When a call option is exercised, New AVRPX, as the seller, will generally be required to deliver the Underlying Reference (unless the contract calls for cash settlement). Accordingly, potential losses on written covered call options can be equal to the appreciation of the Underlying Reference in excess of the option exercise price. In addition, New AVRPX continues to bear the risk of a decline in the value of the Underlying Reference. By writing covered call options on its portfolio assets, New AVRPX may be unable to sell the Underlying Reference until the option expires or is exercised and may be less likely to sell the Underlying Reference to take advantage of new investment opportunities. As a seller of single instrument call options, if New AVRPX does not own the Underlying Reference, it may be required to purchase the asset to meet the requirements of the contract. Thus, the exercise of call options sold by New AVRPX may require New AVRPX to sell portfolio assets to generate cash at inopportune times or for unattractive prices.

The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as New AVRPX cannot cover their potential settlement obligations by acquiring and holding the Underlying Reference. As the writer of index call options, New AVRPX will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, New AVRPX will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. Accordingly, New AVRPX’s potential losses on writing index call options are extensive.

When New AVRPX writes (sells) a call option, it faces the risk that it will experience a loss if the option purchaser exercises the option sold by New AVRPX. If New AVRPX purchases a call option it will face the risk that that it will experience a loss if New AVRPX does not sell the option at a profit or if, during the call period, the market price of the Underlying Reference is less than the sum of the exercise price plus the transaction costs and the premium paid for the option.

Put Option Risk. Put options written by New AVRPX may be physically settled, requiring the Underlying Reference to be received by New AVRPX upon exercise of the option or, alternatively, may have cash settlement provisions. New AVRPX may be required to take delivery of an Underlying Reference that it does not want to have in its portfolio upon the exercise of the put option by the option buyer while paying a price for that instrument in excess of its current market price. Accordingly, losses on written put options can be substantial. While the risk of selling put options in a spread transaction may be mitigated by New AVRPX’s purchase of offsetting options at a lower exercise price (thereby capping the maximum loss potential) there can be no assurance that offsetting options will be available to allow New AVRPX to close out its written options.

The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as New AVRPX cannot cover their potential settlement obligations by selling short the Underlying Reference. As the writer of index put options, New AVRPX will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, New AVRPX will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Accordingly, the potential losses from writing index put options can be substantial.

When New AVRPX writes (sells) a put option, it faces the risk that it will experience a loss if the option purchaser exercises the option sold by New AVRPX. If New AVRPX purchases a put option it will face the risk that that it will experience a loss if New AVRPX does not sell the option at a profit or if, during the exercise period, the market price of the Underlying Reference is greater than an amount equal to the exercise minus the transaction costs and the premium paid for the option.

Options on Futures Risk. New AVRPX may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose New AVRPX to a somewhat different set of risks. For example, variations in speculative market demand for futures on the relevant Underlying Reference can cause the value of the futures to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to New AVRPX. To the extent that New AVRPX enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses.

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures and in the Underlying Reference positions underlying them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made

Appendix C-7

on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when New AVRPX seeks to close out a futures contract, and New AVRPX would remain obligated to meet margin requirements until the position is closed.

Forwards Risk. Forward contracts, including currency forwards, are subject to some of the same risks as futures described above. However, forwards are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Forwards are therefore subject to the risks associated with OTC derivatives generally. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of New AVRPX.

Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. Like forwards, these instruments are typically not traded on exchanges and, in such cases, are subject to the risks associated with OTC derivatives generally. Under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to New AVRPX or that New AVRPX may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to New AVRPX. For cleared swaps, New AVRPX’s counterparty is a clearinghouse rather than a bank or broker. Since New AVRPX is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, New AVRPX holds cleared swaps through accounts at clearing members. In cleared swaps, New AVRPX makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse.

In some ways, cleared swap arrangements are less favorable to funds than bilateral arrangements. For example, New AVRPX may be required to provide more margin for cleared swaps positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to New AVRPX, a clearing member generally can require termination of an existing cleared swap position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearinghouse could interfere with the ability of New AVRPX to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose New AVRPX to greater credit risk to its clearing member because margin for cleared swaps positions in excess of a clearinghouse’s margin requirements typically is held by the clearing member. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. New AVRPX might not be fully protected in the event of the bankruptcy of New AVRPX’s clearing member because New AVRPX would be limited to recovering only a pro rata share of New AVRPXs held by the clearing member on behalf of customers for cleared derivatives. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, New AVRPX could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.

Also, New AVRPX is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on New AVRPX’s behalf. In those cases, the position might have to be terminated, and New AVRPX could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between New AVRPX and clearing members is drafted by the clearing members and generally is less favorable to New AVRPX than typical bilateral derivatives documentation.

Additionally, some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for New AVRPX. For example, swap execution facilities typically charge fees, and if New AVRPX executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, New AVRPX may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on New AVRPX’s behalf, against any losses or costs that may be incurred as a result of New AVRPX’s transactions on the swap execution facility.

Appendix C-8

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. As a general matter, under such requirements, New AVRPX’s transactions are subject to variation margin requirements and, depending on the aggregate notional value of bilateral derivatives entered into by New AVRPX, initial margin requirements may apply in the near future. Such requirements could increase the amount of margin New AVRPX needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict New AVRPX’s ability to engage in, or increase the cost to New AVRPX of, derivatives transactions, for example, by making some types of derivatives no longer available to New AVRPX, increasing margin or capital requirements or otherwise limiting liquidity or increasing transaction costs. Certain aspects of these regulations are still being implemented, so their potential impact on New AVRPX and the financial system is not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose New AVRPX to new kinds of costs and risks.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. New AVRPX’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to New AVRPX under the swap).

Swaptions Risk. New AVRPX also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. New AVRPX may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, New AVRPX will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When New AVRPX purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when New AVRPX writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement.

Counterparty Risk. New AVRPX’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, New AVRPX will still have contractual remedies but may not be able to enforce them. New AVRPX may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on New AVRPX. In addition, in the event of a counterparty bankruptcy, New AVRPX may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract, including the return of any collateral that has been provided to the counterparty. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than New AVRPX and, if it does, New AVRPX may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. New AVRPX, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after New AVRPX has incurred the costs of litigation.

New AVRPX may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require a counterparty to post collateral but do not provide for New AVRPX’s security interest in it to be perfected, (iii) require a significant upfront deposit by New AVRPX unrelated to the derivative’s intrinsic value or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, New AVRPX runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, New AVRPX often will not receive the collateral the day the collateral is required to be posted. When a counterparty’s obligations are not fully secured by a perfected security interest in collateral, New AVRPX runs a greater risk of not being able to recover what it is owed if the counterparty defaults because it is essentially an unsecured creditor of the counterparty. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that New AVRPX’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to New AVRPX of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Margin Risk. In connection with entering into certain types of derivatives transactions (e.g., options and futures), New AVRPX (directly or through its Subsidiary) may post margin directly to a broker or FCM, which will typically re-hypothecate that margin to a clearinghouse or another broker or FCM. Prior to re-hypothecation, margin so posted may be held in commingled accounts with margin from other clients of that broker or FCM. The margin maintained by these brokers and FCMs is not subject to the

Appendix C-9

regulatory protections provided by bank custody arrangements commonly employed by investment companies. If margin posted to a broker or FCM is re-hypothecated, neither New AVRPX nor the broker or FCM, as applicable, will have possession of the margin. Margin posted by New AVRPX to a broker or FCM is exposed to the credit risk and fraud risk of that broker or FCM. There is generally no limit on the amount of margin that New AVRPX may post directly to a single broker or FCM or to all brokers and FCMs, and New AVRPX typically posts a significant portion of its assets in this manner. As a result, at any time New AVRPX may have substantial credit exposure to one or more brokers and/or FCMs. In the event of the insolvency or liquidation of a broker or FCM to whom New AVRPX has posted collateral, New AVRPX is likely to experience substantial delays in recovering its margin, or it may not be able to recover it at all. Any inability or unwillingness of a broker or FCM to meet its obligation to return margin to New AVRPX, including by reason of insolvency or liquidation, or any improper activity involving such broker or FCM would likely result in a substantial loss to New AVRPX. In some foreign (non-U.S.) markets, brokerage arrangements may provide significantly less protection than in the U.S., potentially exposing New AVRPX to credit and other risks that it does not have in the U.S.

    Commodities Risk. The market price of the commodities instruments to which New AVRPX is exposed can be extremely volatile and may be adversely affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as livestock disease, embargoes, tariffs and international economic, political and regulatory developments. No, or a limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Therefore, New AVRPX’s exposure to the commodities markets can cause the NAV of New AVRPX to decline or fluctuate in a rapid and unpredictable manner.

    Actions of and changes in governments, and political and economic instability, in commodity-producing and exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas, and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

    Management and Operational Risk; Cyber-Security Risk. New AVRPX is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. New AVRPX runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause New AVRPX to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively. In addition, the Adviser’s workforce, as well as the workforces of New AVRPX’s other service providers and counterparties, may also be adversely affected by the COVID-19 pandemic or efforts to mitigate the pandemic, including government-mandated shutdowns, requests or orders for employees to work remotely, and other social distancing measures, which could result in an adverse impact on New AVRPX’s ability to conduct its business.

    Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect New AVRPX’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.

    New AVRPX also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent New AVRPX from benefiting from potential investment gains or avoiding losses.

    New AVRPX and its service providers’ use of internet, technology and information systems may expose New AVRPX to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause New AVRPX or its service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile devices and cloud-based service offerings and dependence on the internet and computer systems to perform necessary business functions,

Appendix C-10

investment companies (such as New AVRPX) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, New AVRPX, the Adviser, or the custodian, Transfer Agent or other third-party service provider may adversely affect New AVRPX or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect New AVRPX’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets and subject New AVRPX to regulatory fines, penalties or financial losses, reimbursement or other compensation costs and additional compliance costs. Similar types of cyber-security risks are also present for New AVRPX’s derivatives counterparties, which could result in material adverse consequences for such counterparties, and may cause New AVRPX’s investment in such derivatives to lose value. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or New AVRPX, each of whom could be negatively impacted as a result.

    Illiquidity Risk. Illiquidity risk is the risk that the investments held by New AVRPX may be difficult or impossible to sell at the time that New AVRPX would like without significantly changing the market value of the investment. New AVRPX may invest at the time of purchase up to 15% of its net assets in illiquid securities. New AVRPX’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to New AVRPX. New AVRPX may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of New AVRPX to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which New AVRPX is able to sell such instruments. Illiquid investments may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which New AVRPX’s operations require cash (such as in connection with redemptions) and could result in New AVRPX borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

    Borrowing and Leverage Risk. New AVRPX may obtain financing to meet redemption requests, to make investments (i.e., to make additional portfolio investments) and to address cash flow timing mismatches, and may obtain leverage through derivative instruments that afford New AVRPX economic leverage. Therefore, New AVRPX is subject to leverage risk. New AVRPX’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. Leverage magnifies New AVRPX’s exposure to declines in the value of one or more Underlying References or creates investment risk with respect to a larger pool of assets than New AVRPX would otherwise have and may be considered a speculative technique. The value of an investment in New AVRPX will be more volatile and other risks tend to be compounded if and to the extent that New AVRPX borrows or uses derivatives or other investments that have embedded leverage.

    New AVRPX’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain an appropriate line of credit or other borrowing facility. Borrowing gives rise to interest expense and may require New AVRPX to pay other fees. Unless the rate of return, net of applicable Fund expenses, on New AVRPX’s investments exceeds the costs to New AVRPX of the leverage it utilizes, the investment of New AVRPX’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to New AVRPX, resulting in a loss to New AVRPX, even if the rate of return on those assets is positive. To the extent New AVRPX is able to secure financing, fluctuations in interest rates could increase the costs associated with New AVRPX’s use of certain forms of leverage, and such costs could reduce New AVRPX’s return.

    In addition to any more stringent terms imposed by a lender, the 1940 Act requires New AVRPX to maintain continuous asset coverage of not less than 300% with respect to all borrowings. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, New AVRPX may be required to dispose of portfolio securities when such disposition might not otherwise be desirable to maintain continuous asset coverage of not less than 300%. Engaging in such transactions may cause New AVRPX to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. There can be no assurance that New AVRPX’s use of leverage will be successful.

    Epidemic and Pandemic Risk. As of the date of this prospectus, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted, and the outbreak of an infectious illness has in the past resulted and could in the future result, in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that can negatively affect the economic environment. The impact of

Appendix C-11

the COVID-19 pandemic or any future epidemic or pandemic that may arise could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. The COVID-19 crisis and any other public health crisis that may arise may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak or any such future outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of New AVRPX’s investments, New AVRPX and your investment in New AVRPX. The impact of COVID-19 or any other public health crisis that may arise may also heighten the other risks disclosed in this prospectus.

    Principal Risks of the Underlying References. New AVRPX is also subject to the principal risks of the asset classes noted below, whether through New AVRPX’s (i) derivatives positions or other investments that provide exposure to the Underlying References, (ii) investments in ETFs, (iii) investments through its Subsidiary or (iv) direct investments.

    Equity Investing Risk. Equity investing risk is the risk that the value of equity instruments to which New AVRPX is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Equities to which New AVRPX will be exposed are structurally subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and, therefore, will be subject to greater dividend risk than debt instruments of such issuers. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

    Larger Company Risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of equity securities issued by large-capitalization companies may not rise to the same extent as the value of equity securities issued by small or mid-cap companies under certain market conditions or during certain periods.

    Smaller Company Risk. New AVRPX may invest in small companies that are considered “mid-cap,” “small-cap” or “micro-cap” companies. Securities of smaller companies are often less liquid than those of larger companies. This could make it difficult to sell a smaller company security at a desired time or price. In general, smaller companies are also more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources. As a result, prices of smaller company securities may fluctuate more than those of larger companies. Historically, securities of smaller companies have been more volatile in price than securities of larger companies.

    Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

    Debt Investing Risk. The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which New AVRPX is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent New AVRPX’s income is based on short-term interest rates that fluctuate over short periods of time, income received by New AVRPX may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, New AVRPX may not be able to reinvest the proceeds at the same interest rate, reducing the

Appendix C-12

potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

    Interest rate changes can be sudden and unpredictable, and New AVRPX may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities and on the management of New AVRPX.

    In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Credit Risk. The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Below-Investment-Grade Securities and Unrated Securities Risk. New AVRPX may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below-investment-grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of New AVRPX’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”

Below-investment-grade investments may be subject to greater risks than other investments, including being subject to greater levels of risk related to changes in interest rates (in the case of debt securities), credit risk (including a greater risk of default) and illiquidity risk. The ability of the issuer to make principal and/or interest payments is predominantly speculative for below-investment-grade investments or unrated investments judged by the Adviser to have a similar quality. New AVRPX may also have exposure without limit in investments that are unrated and judged by the Adviser to be of below-investment-grade quality.

Analysis of the creditworthiness of issuers of below-investment-grade investments may be more complex than for issuers of higher-quality investments, and New AVRPX’s ability to achieve its investment objective may, to the extent New AVRPX has exposure to below-investment-grade investments, be more dependent upon the Portfolio Managers’ credit analysis than would be the case if New AVRPX had exposure to higher-quality investments. The issuers of these investments may be in default or have a currently identifiable vulnerability to default on their payments of principal and/or interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause New AVRPX’s value to be more volatile. Certain investments of New AVRPX may be downgraded to below-investment-grade status (or may be judged by the Adviser to be of comparable quality) after New AVRPX purchases them.

Convertible Securities Risk. Convertible securities are subject to the risks applicable generally to debt securities, including credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest

Appendix C-13

rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities typically would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

    Currency Risk. The value of currencies to which New AVRPX is exposed can be volatile and fluctuate as a result of changes in overall market movements, real or perceived inflationary trends, stock market volatility, changes in interest rates, population growth and changing demographics, or factors affecting a particular country or region, such as international market, economic, industry, political and regulatory developments. Liquidity may be limited for certain currency derivatives, which may impair the ability to buy or sell such derivatives. In addition, adverse market conditions may cause liquidity to decrease. New AVRPX’s exposure to currency markets can cause the NAV of New AVRPX to decline or fluctuate.

    Subsidiary Risk. By investing through its Subsidiary, New AVRPX is exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by New AVRPX and are subject to the same risks that apply to similar investments if held directly by New AVRPX. The Subsidiary is not registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of New AVRPX applicable to it. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of New AVRPX and/or the Subsidiary to operate as described in this prospectus and could adversely affect New AVRPX.

    Market Risk. The value of New AVRPX’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of New AVRPX’s investments also may decline because of factors that affect a particular industry or industries. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities.

    Volatility Risk. New AVRPX’s investment in volatility-linked derivative instruments is subject to the risk that the market value of a security or index will increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. The effect of changes in volatility on New AVRPX is subject to the Adviser’s ability to forecast volatility in an accurate and timely manner, which may depend on particular market conditions and other factors that are beyond the control of the Adviser. The Adviser’s volatility forecasts may be incorrect, and the volatility-linked derivative contracts entered into by New AVRPX based on the Adviser’s volatility forecasts may not achieve the intended effect.

    Tax Risk. New AVRPX intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for such treatment, New AVRPX must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. New AVRPX’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of New AVRPX’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect New AVRPX’s ability to qualify for such treatment.

    If, in any year, New AVRPX were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, New AVRPX would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

    Due to New AVRPX’s options strategies, a substantial portion of New AVRPX’s income potentially will consist of short-term capital gains. Distributions of New AVRPX’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of New AVRPX’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

    Foreign Investing Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. New AVRPX’s exposure to foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of

Appendix C-14

New AVRPX’s indirect and direct investments in foreign securities (see “Currency Risk” above). New AVRPX may not be able to pass through to its shareholders foreign income tax credits in respect of a portion of or all foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the holder of such securities may have limited recourse available to it. The laws of some foreign countries may limit New AVRPX’s ability to gain exposure to securities of certain issuers located in those countries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect New AVRPX’s assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause New AVRPX to encounter difficulties in purchasing and selling securities on such markets and may result in New AVRPX missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes exposure to securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. Investing in foreign securities may result in New AVRPX experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.

    ADRs, or American Depositary Receipts, are dollar-denominated depositary receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the counter in the United States. Investing in these instruments exposes New AVRPX to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of ADRs will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such ADRs, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

    Emerging Markets Risk. Obtaining exposure to emerging market securities and currencies entails all of the risks associated with foreign (non-U.S.) investments (see “Foreign Investing Risk”), but to a heightened degree. Compared to foreign developed markets, exposure to emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk and certain special risks associated with smaller companies. Additional risks of emerging market securities may include: greater political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation or other confiscation of assets of issuers to which New AVRPX is exposed; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, foreign investors, including New AVRPX, may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced reorganizations, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

    Government Securities Risk. New AVRPX may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to New AVRPX. Securities issued or guaranteed by U.S. government related

Appendix C-15

organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

The U.S. Treasury Department placed Fannie Mae and Freddie Mac into conservatorship in September 2008. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will continue to support these or other government-sponsored entities in the future. Further, the benefits of any such government support may extend only to the holders of certain classes of an issuer’s securities.

Foreign Government Obligations and Securities of Supranational Entities Risk. Exposure to foreign government obligations and the sovereign debt of emerging market countries makes New AVRPX vulnerable to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which New AVRPX may have investment exposure have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Securities Lending Risk. As with other extensions of credit, there are risks of delay and costs involved in recovery of securities or even loss of rights in the securities loaned or in the collateral if the borrower of the securities fails to return the securities in a timely manner or at all, or fails financially. These delays and costs could be greater with respect to foreign securities. New AVRPX may pay lending fees to the party arranging New AVRPX’s securities loans. Securities lending collateral may be invested in liquid, short-term investments, such as money market funds, managed by third party advisers or banks. New AVRPX bears the risk of investments made with the cash collateral received by New AVRPX in securities lending transactions. Investments of cash collateral may depreciate and/or become illiquid, although New AVRPX remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Focused Investment Risk. To the extent that New AVRPX focuses its exposures in asset classes, sectors, industries, countries, regions, companies or issuers that are subject to the same or similar risks, New AVRPX will be subject to greater overall risk than if New AVRPX’s exposures were less focused. To the extent New AVRPX focuses its exposures in a specific asset class, sector or industry, it will be exposed to events affecting that asset class, sector or industry. Asset classes, sectors, industries, companies or issuers with similar characteristics are often subject to many of the same risks and/or regulatory regimes and often respond in a similar manner to particular economic, market, political or other development. Similarly, to the extent New AVRPX has exposure to a significant extent in investments tied economically to a specific geographic region, country or a particular market, it will have more exposure to regional and country economic risks than it would if it had more geographically diverse investments.

Portfolio Turnover. A change in the securities held by New AVRPX is known as “portfolio turnover.” New AVRPX engages in active and frequent trading to try to achieve its investment objective. If New AVRPX realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce New AVRPX’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Other Risks of Investment in New AVRPX

Appendix C-16

Short Sale Risk. Short sales are transactions in which New AVRPX sells an asset it does not own to a third party by paying a premium to borrow the asset in anticipation of purchasing the same asset at the market price on a later date to close out the short position. New AVRPX may incur a loss if the market price of the asset underlying the short sale increases between the date of the short sale and the date on which New AVRPX must replace the borrowed asset or otherwise close out the transaction and such loss may exceed the initial investment. Under adverse market conditions, New AVRPX may have difficulty purchasing an asset to meet its short sale delivery obligations, and may have to sell portfolio assets to raise sufficient capital to fulfill its short sale obligations at a disadvantageous time. Entering into short sales where New AVRPX does not own the underlying asset creates a form of investment leverage, which can magnify New AVRPX’s exposure to changes in the value of the asset. Because New AVRPX may enter into short sales with respect to assets that it does not already own, the loss to New AVRPX from a short sale is theoretically unlimited, as the potential increase in the market price of the asset is unlimited. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses New AVRPX may be required to pay in connection with a short sale. There can be no assurance that New AVRPX will be able to close out a short sales position at an advantageous time or price. To the extent that New AVRPX enters into short sales for hedging purposes, there can be no guarantee that the investment will be effective; any lack of correlation between the assets used in the short position and the exposure New AVRPX sought to hedge could result in losses.

Money Market Instruments. New AVRPX may invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Cash Management and Temporary Defensive and Interim Investments Risk. For cash management or temporary defensive purposes in times of adverse or unstable market, economic or political conditions, New AVRPX can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, New AVRPX would invest in money market instruments or in other short-term U.S. or foreign government securities. New AVRPX might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent New AVRPX invests in these securities, it might not achieve its investment objective. The value of the investments held by New AVRPX for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that New AVRPX has any uninvested cash, New AVRPX will be subject to risk with respect to the depository institution holding the cash. To the extent New AVRPX makes temporary or defensive investments in cash or cash equivalents, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in New AVRPX may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. New AVRPX’s expense limitation agreement, which generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year-to-year.

Disclosure of Portfolio Holdings

A description of New AVRPX’s policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information. The holdings of each Portfolio are disclosed quarterly in filings with the SEC on Form N-PORT as of the end of the first and third quarters of New AVRPX’s fiscal year and on Form N-CSR as of the second and fourth quarters of New AVRPX’s fiscal year. You can find the SEC filings on the SEC’s website, www.sec.gov.

See the Reorganization SAI for additional information about New AVRPX, including additional information regarding the various types and uses of derivatives in New AVRPX’s strategy.

Appendix C-17

APPENDIX D

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

This Appendix D contains information which highlights the differences in the fundamental investment restrictions of Existing AVRPX and New AVRPX. For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

The investment restrictions set forth in the table below are fundamental policies of Existing AVRPX and New AVRPX, and may not be changed with respect to each fund without shareholder approval by vote of a majority of the outstanding voting shares of such fund. Each of Existing AVRPX and New AVRPX has the following fundamental investment restrictions.

Existing AVRPX	New AVRPX
(1) Senior Securities
May issue senior securities to the extent permitted by applicable law.

(2) Borrowing
May borrow money to the extent permitted by applicable law.

(3) Underwriting
May underwrite securities to the extent permitted by applicable law.

(4) Real Estate
May purchase, sell or hold real estate to the extent permitted by applicable law.	May purchase or sell real estate to the extent permitted by applicable law.
(5) Lending
May make loans to the extent permitted by applicable law.

(6) Commodities
May purchase and sell commodities to the extent permitted by applicable law.	May purchase or sell commodities to the extent permitted by applicable law.
(7) Concentration
May not invest 25% or more of its total assets in a particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).	May not invest more than 25% of its net assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
(8) Repurchase Offers

On a quarterly basis, in the months of March, June, September and December, Existing AVRPX will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

Existing AVRPX will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on a date approximately seven days before the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined (the “Repurchase Pricing Date”) but may be revised by the Adviser, in its sole discretion, based on factors such as market conditions, the level of Existing AVRPX’s assets and shareholder servicing considerations; provided, that the Board is notified of this change and the reasons for it.

As an open-end fund, New AVRPX has no analogous policy.

Appendix D-1

There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the SEC and its Staff.

For purposes of construing restriction (7), a large economic or market sector shall not be construed as a single industry or group of industries.

In addition, Existing AVRPX has adopted the following fundamental policy with respect to repurchase offers, changeable only by a majority vote of the outstanding voting securities of Existing AVRPX.

For purposes of the foregoing, “majority of the outstanding” voting shares means (i) 67% or more of such outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Appendix D-2

APPENDIX E

INFORMATION APPLICABLE TO NEW AVRPX

Management and Organization

Investment Adviser

Stone Ridge Asset Management LLC is New AVRPX’s investment adviser. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 510 Madison Avenue, 21st Floor, New York, NY 10022. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for New AVRPX. The Adviser is responsible for all business activities and oversight of the investment decisions made for New AVRPX. As of [            ], 2020, the Adviser’s assets under management were approximately $[            ].

In return for providing management services to New AVRPX, the Fund pays the Adviser an annual fee in the amount of 1.50% of the average daily net assets of New AVRPX. This fee may be reduced as a result of the contractual expense limitation agreement discussed in Overview — “6. How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the Proposed Reorganization?” above. Existing AVRPX paid the Adviser an annual fee in the amount of 2.00% of the average daily net assets of Existing AVRPX during its fiscal year ended October 31, 2019.

A discussion regarding the basis of the Board’s approval of the investment advisory contract between Stone Ridge Trust, on behalf of New AVRPX, and the Adviser will be available in New AVRPX’s first annual or semi-annual report to shareholders, as applicable, which is expected to be the semi-annual report for the period ended April 30, 2021.

Portfolio Managers

Nathaniel Conrad and Li Song are the Portfolio Managers of New AVRPX. Mr. Conrad and Mr. Song have been Portfolio Managers of New AVRPX since its inception. Each of the Portfolio Managers also is a portfolio manager of other registered investment companies, including Existing AVRPX.

Nathaniel Conrad. Nathaniel Conrad, Portfolio Manager of New AVRPX, is responsible for the day-to-day management of New AVRPX and its investments jointly with Mr. Song. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as the senior trader in Interest Rates Electronic Trading. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of New AVRPX, is responsible for the day-to-day management of New AVRPX and its investments jointly with Mr. Conrad. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options and credit products. Mr. Song received his PhD, M.Phil., and M.A. in Statistics from Columbia University and his B.S. in Mathematics at the University of Science and Technology of China.

Adviser’s Investment Committee

The Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund.

The members of the Committee, and their professional background and experience, are as follows:

Daniel Fleder. Mr. Fleder joined Stone Ridge in 2016. Mr. Fleder is the Chair of the Committee and serves as Head of Risk at Stone Ridge. Mr. Fleder was previously Head of Markets and Head of Variance Risk Premium at Stone Ridge. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Appendix E-1

Robert Gutmann. Mr. Gutmann is a co-founder of Stone Ridge. Mr. Gutmann has held a variety of leadership roles at Stone Ridge, including Head of Product Development and Execution and his current role as Head of Digital Asset Strategies. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Ross Stevens. Mr. Stevens founded Stone Ridge in 2012, and serves as Chief Executive Officer. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and her current role as Head of Flourish. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Distributor and Transfer Agent

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, is New AVRPX’s distributor. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is New AVRPX’s Transfer Agent, administrator (the “Administrator”) and accounting agent. The Adviser pays fees to the Distributor as compensation for the services it renders. New AVRPX compensates the Transfer Agent for its services.

Shareholder Information

Fund Closings

New AVRPX may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. New AVRPX may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time New AVRPX is closed to new investments, Fund shareholders will continue to be able to redeem their shares, as described below.

How Fund Share Prices Are Calculated

The NAV per share of New AVRPX’s shares is determined by dividing the total value of New AVRPX’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. New AVRPX’s shares are valued as of a particular time (the “Valuation Time”) on each day that the NYSE opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. Current NAV per share of New AVRPX may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, New AVRPX’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which New AVRPX values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of New AVRPX under the Valuation Procedures:

Appendix E-2

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in investment companies that are registered under the 1940 Act or closed-end interval funds that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of New AVRPX’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including OTC options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Generally, New AVRPX must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, New AVRPX determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by New AVRPX. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in New AVRPX.

A substantial portion of New AVRPX’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of New AVRPX’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by New AVRPX could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of New AVRPX’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of New AVRPX’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Investing in New AVRPX

Eligibility to Buy Shares

Shares generally are available for investment only by clients of registered investment advisers and a limited number of certain other Eligible Investors (as defined below). Certain investors may purchase shares directly from

Appendix E-3

New AVRPX by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, if approved, the investor will be directed to New AVRPX’s Transfer Agent to complete the purchase transaction.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. New AVRPX reserves the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through an intermediary does not affect these eligibility requirements.

A purchase of shares will be made at the NAV per share next determined following receipt of a purchase order in good order by New AVRPX, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when New AVRPX is open to new investments. A purchase order is in “good order” when New AVRPX, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once New AVRPX (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. New AVRPX reserves the right to cancel any purchase order it receives if New AVRPX believes that it is in the best interest of New AVRPX’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

1.     Institutional investors, including registered investment advisers (RIAs);

2.     Clients of institutional investors;

3.     Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.     Certain other Eligible Investors as approved from time to time by the Adviser; Eligible Investors include employees, former employees, shareholders, members and directors and affiliates of the Adviser and New AVRPX or each of their affiliates, and friends and family members of such persons; and

5.     Investment professionals or other financial intermediaries investing for their own accounts and their immediate family members.

Some intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Shares of New AVRPX generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts or estates. New AVRPX reserves the right to refuse any request to purchase shares. The shares are subject to the investment minimums described below.

Investment Minimums

The minimum initial account size is $500,000.

These minimums may be waived or reduced in certain circumstances, and they may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.

Other Policies

No Certificates

Appendix E-4

The issuance of shares is recorded electronically on the books of New AVRPX. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of New AVRPX you own. You can rely on these statements in lieu of certificates. New AVRPX does not issue certificates representing shares of New AVRPX.

Involuntary Redemptions

New AVRPX reserves the right to redeem an account if the value of the shares in New AVRPX is $1,000 or less for any reason, including market fluctuation. Before New AVRPX redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

In addition, New AVRPX reserves the right under certain circumstances to redeem all or a portion of an account, without consent of or other action by the shareholder. New AVRPX may exercise this right, for example, if a shareholder invests in a share class for which the shareholder was not eligible at the time of investment.

How to Buy Shares

How to Buy Shares

New AVRPX has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of New AVRPX. These intermediaries may be authorized to designate other intermediaries to receive orders on New AVRPX’s behalf. New AVRPX is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary, or if applicable, an intermediary’s authorized designee, receives the order in good order. Investors who invest in New AVRPX through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Investors may purchase New AVRPX’s shares directly from the Transfer Agent by calling (855) 609-3680.

All investors must complete and submit the necessary account registration forms in good order. New AVRPX reserves the right to reject any initial or additional investment and to suspend the offering of shares.

Purchase through a financial intermediary does not affect these eligibility requirements or those set out in “Investing in New AVRPX,” above.

Shares of New AVRPX generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. New AVRPX reserves the right to refuse any request to purchase shares. All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. New AVRPX reserves the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements.

A purchase of New AVRPX’s shares will be made at the NAV per share next determined following receipt of a purchase order in good order by New AVRPX, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when New AVRPX is open to new investments. A purchase, exchange or redemption order is in “good order” when New AVRPX, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once New AVRPX (or one of its authorized agents, described above) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. New AVRPX may withhold redemption proceeds until it is reasonably satisfied it has received your payment. New AVRPX reserves the right to cancel any purchase or exchange order it receives if New AVRPX believes that it is in the best interest of New AVRPX’s shareholders to do so.

Appendix E-5

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

At the discretion of the Adviser, shares of New AVRPX may be purchased in exchange for securities that are eligible for acquisition by New AVRPX or otherwise represented in its portfolio as described in this prospectus or as otherwise consistent with the Trust’s policies or procedures or in exchange for local currencies in which securities owned by New AVRPX are denominated or traded. Securities and local currencies accepted by New AVRPX for exchange and Fund shares to be issued in the exchange will be valued as set forth under “How Fund Share Prices are Calculated” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of New AVRPX and, if received by the investor, must be delivered to New AVRPX by the investor upon receipt from the issuer. Investors who desire to purchase shares with local currencies should first contact the Adviser.

New AVRPX will not accept securities in exchange for shares unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in New AVRPX; (2) current market values are available for such securities based on the Trust’s valuation procedures; and (3) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by New AVRPX under the 1933 Act, under the laws of the country in which the principal market for such securities exists or otherwise.

Investors who are subject to federal taxation generally will realize gain or loss for federal income tax purposes upon the exchange. The amount of such gain or loss depends upon the difference between the value of Fund shares received and the tax basis of the securities or local currency New AVRPX accepted in exchange.

Investors interested in such exchanges should contact the Adviser.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of Stone Ridge Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. New AVRPX may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

New AVRPX and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

New AVRPX may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Appendix E-6

How to Redeem Shares

Investors who invest in New AVRPX through an intermediary should contact their intermediary regarding redemption procedures. New AVRPX is deemed to have received a redemption order when the Transfer Agent, the Distributor, an authorized intermediary, or if applicable, an intermediary’s authorized designee, receives the redemption order in good order. Investors holding Fund shares directly through the Transfer Agent who desire to redeem shares of New AVRPX must first contact the Adviser at (855) 609-3680. Once notification has occurred, the investor will be directed to the Transfer Agent to complete the sale transaction. A redemption of New AVRPX’s shares will be made at the NAV per share next determined following receipt of a written redemption order in good order by New AVRPX, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee.

The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Shares” above. Certificates for shares are not issued.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. New AVRPX may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and New AVRPX cannot sell shares or accurately determine the value of assets, or if the SEC orders New AVRPX to suspend redemptions or delay payment of redemption proceeds.

At various times, New AVRPX may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last seven days or more. New AVRPX intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Although New AVRPX generally intends to pay cash for all shares redeemed using cash held by New AVRPX or generated by New AVRPX through selling cash equivalents, selling investments, or using overdraft provisions or lines of credit, New AVRPX reserves the right, under certain circumstances (such as stressed market conditions), to make a redemption payment, in whole or in part, in portfolio securities that have a market value at the time of redemption equal to the redemption price. In cases where New AVRPX uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Investors may incur brokerage charges or other transaction costs selling securities that were received in payment of redemptions.

You can arrange for cash proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by New AVRPX prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by New AVRPX for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. New AVRPX cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. New AVRPX reserves the right to terminate the wire redemption privilege. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a signature guarantee to New AVRPX, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or contact your financial intermediary.

Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public.

Appendix E-7

New AVRPX and/or the Transfer Agent or your financial intermediary reserve the right to require a signature guarantee in other instances based on the circumstances.

Dividend Reinvestment Plan

Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, or are distributed to you in cash. Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.

For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680 or contact your financial intermediary.

Distributions and Federal Income Tax Matters

This section summarizes some of the important U.S. federal income tax consequences of investing in New AVRPX. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local, or foreign tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in New AVRPX.

New AVRPX currently intends to qualify to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of the Code (a “RIC”). A RIC generally is not subject to federal income tax at New AVRPX level on income and gains that are timely distributed to shareholders. To qualify for such treatment, New AVRPX must meet certain income, asset diversification and distribution requirements.

New AVRPX’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of New AVRPX’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or change in law might affect New AVRPX’s ability to qualify for such treatment.

If, in any year, New AVRPX were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, New AVRPX would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividends. New AVRPX could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

New AVRPX invests in a wholly-owned Subsidiary that is treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. The Subsidiary will take steps to ensure that income recognized by New AVRPX in respect of the Subsidiary will be qualifying income and New AVRPX will limit its investments in the Subsidiary in the aggregate to 25% of New AVRPX’s total assets.

New AVRPX invests substantially in foreign securities. Many or most of New AVRPX’s investments in foreign securities may be CFCs for U.S. federal income tax purposes. New AVRPX will generally be required to include in gross income each year, as ordinary income that is included in net investment income, its share of certain amounts of a CFC’s (including the Subsidiary’s) income, whether or not the CFC distributes such amounts to New AVRPX. Under recently finalized regulations, such inclusions will be treated as “qualifying income” for purposes of the income requirement described above to the extent they are either (i) timely and currently repatriated or (ii) derived with respect to New AVRPX’s business of investing in stock, securities or currencies. Investments by New AVRPX in CFCs could cause New AVRPX to recognize taxable income in excess of cash generated by such investments, potentially requiring New AVRPX to borrow money or dispose of investments to make the distributions required to qualify for treatment as a RIC and to eliminate a Fund-level tax and could affect the amount, timing and character of New AVRPX’s distributions. For additional information, please refer to “Tax Status” in the Statement of Additional Information.

Appendix E-8

New AVRPX may invest in other foreign securities that are equity securities of passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. A foreign issuer in which New AVRPX invests will not be treated as a PFIC with respect to New AVRPX if such issuer is a controlled foreign corporation and New AVRPX holds (directly, indirectly or constructively) 10% or more of the voting interests in or total value of such issuer. Investments in a PFIC potentially (i) accelerate the recognition of income by New AVRPX without the receipt of cash, (ii) increase the amount required to be distributed by New AVRPX to qualify as a RIC or eliminate a Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income, or (iv) subject New AVRPX to a Fund-level tax that cannot be eliminated through distributions.

New AVRPX’s investment in foreign securities may be subject to foreign withholding and other taxes, which may decrease New AVRPX’s return on those securities. New AVRPX may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the Statement of Additional Information.

In addition, New AVRPX’s investments in debt instruments, foreign securities, foreign currencies and derivatives may increase or accelerate New AVRPX’s recognition of income or gain and may affect the timing, amount or character of New AVRPX’s distributions.

New AVRPX may be treated as a “dealer in securities” within the meaning of Section 475(c)(1) of the Code with respect to its alternative lending activities. Section 475 of the Code requires that a dealer must generally “mark to market” all the securities which it holds (except for securities held for investment that the dealer properly identifies as such) at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark-to-market rule, is generally treated as ordinary income or loss. The mark-to-market rule does not apply to any security held for investment that the dealer properly identifies as such. If New AVRPX is treated as a dealer in securities, such status would potentially affect the amount, timing and character of New AVRPX’s distributions, including by potentially increasing the amount of distributions that are taxable to shareholders as ordinary income. Even if New AVRPX is so treated, the mark-to-market rules under Section 475 of the Code likely will not apply to all of New AVRPX’s investments; in such instances, other rules of the Code would apply to determine the amount, timing and character of income.

The tax treatment of New AVRPX’s investments in the securities of special purpose entities that acquire and hold alternative lending-related securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by New AVRPX and therefore the amount, timing, or character of distributions to shareholders.

New AVRPX currently intends to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional shares of the same share class of New AVRPX at the NAV calculated as of the payment date. New AVRPX will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of New AVRPX will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of New AVRPX. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long New AVRPX owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (the excess of net long-term capital gains over its net short-term capital losses) that are properly reported by New AVRPX as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that New AVRPX owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

Distributions of investment income properly reported by New AVRPX as derived from “qualified dividend income,” if any will be taxed to individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, New AVRPX makes a distribution to a shareholder in excess of New AVRPX’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is

Appendix E-9

not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent that their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including New AVRPX’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, redemption, or exchange of Fund shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund shares.

A dividend will be treated as paid on December 31 of a calendar year if it is declared by New AVRPX in October, November or December with a record date in such a month and paid by New AVRPX during January of the following calendar year. Early in each year, we will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.

Distributions are taxable to you in the manner described herein even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). For example, if you purchase shares on or just before the record date of New AVRPX distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Any gain or loss resulting from the sale or exchange of your shares generally will be treated as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.

In general, dividends (other than Capital Gain Dividends) paid by New AVRPX to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if New AVRPX so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require New AVRPX to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, New AVRPX may be required to withhold under FATCA 30% of ordinary dividends New AVRPX pays to that shareholder. If a payment by New AVRPX is subject to FATCA withholding, New AVRPX or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends New AVRPX pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in New AVRPX could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

Frequent Purchases and Sales of Fund Shares

New AVRPX does not permit market timing or other abusive trading practices. New AVRPX reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, New AVRPX reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this prospectus with respect to disruptive, excessive

Appendix E-10

or short-term trading. Shareholders will be notified of New AVRPX’s intention to restrict exchanges of shares pursuant to its policies and procedures designed to deter frequent purchases and redemptions at least 60 days in advance of such action.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. New AVRPX’s management team has established procedures to mitigate these risks. See “How Fund Share Prices Are Calculated” above.

New AVRPX does not accommodate frequent purchases and redemptions of New AVRPX’s shares by New AVRPX’s shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on New AVRPX and its shareholders, New AVRPX’s management team reserves the right to reject, in its sole discretion, any purchase order (including an exchange from another fund) from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to New AVRPX. If New AVRPX detects that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving New AVRPX. For these purposes, a “round trip” is a purchase or exchange into New AVRPX followed by a sale or exchange out of New AVRPX. A “material” round trip is one that is deemed by New AVRPX to be material in terms of its amount or its potential detrimental impact on New AVRPX. Independent of this limit, New AVRPX may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in New AVRPX using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common entity generally will not be considered to be under common ownership or control. New AVRPX retains the right to modify these restrictions at any time without prior notice to shareholders.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in New AVRPX, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus and other multi-investor accounts (together, “Omnibus Accounts”) in particular, include multiple investors and typically provide New AVRPX with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by New AVRPX. Therefore, it becomes more difficult for New AVRPX’s management team to identify market timing or other abusive trading activities in these accounts, and New AVRPX’s management team may be unable to eliminate abusive traders in these accounts from New AVRPX. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, New AVRPX’s management team will encourage omnibus account holders to address such trading activity directly.

New AVRPX, the Adviser or their designees will have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from intermediaries, such as 401(k) plan administrators, trust companies and broker dealers, concerning trades placed in Omnibus Accounts, in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that New AVRPX’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that New AVRPX will be able to detect or prevent all practices that may place New AVRPX at a disadvantage.

Appendix E-11

Distribution Arrangements

Financial intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase and sell shares. New AVRPX does not charge servicing fees or distribution fees.

Financial Highlights

New AVRPX is newly organized and has not yet commenced operations. Accordingly, financial highlights are not available as of the date of this prospectus. The financial highlights of Existing AVRPX are included in Existing AVRPX’s Annual Report to Shareholders for the fiscal year ended October 31, 2019 and its Semiannual Report to Shareholders for the fiscal period ended April 30, 2020, each of which is incorporated into this Prospectus/Proxy Statement by reference.

Appendix E-12

STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Its Customers1

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

●	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

●	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

●	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

●

In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

●

In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

●

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

●	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

Appendix E-13

How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

Appendix E-14

APPENDIX F

COMPARISON OF ORGANIZATIONAL DOCUMENTS

As a series of Stone Ridge Trust III, a Delaware statutory trust, Existing AVRPX is subject to the provisions of Stone Ridge Trust III’s Agreement and Declaration of Trust (the “Existing AVRPX Declaration of Trust”) and By-Laws (the “Existing AVRPX Bylaws”). As a series of Stone Ridge Trust, a Delaware statutory trust, New AVRPX is subject to the provisions of Stone Ridge Trust’s Third Amended and Restated Agreement and Declaration of Trust (the “Stone Ridge Trust Declaration of Trust”) and By-Laws (the “Stone Ridge Trust Bylaws”). For convenience, declarations of trust and bylaws, together, shall be referred to below generally as “Charter Documents.” The provisions of Existing AVRPX’s and Stone Ridge Trust’s Charter Documents are substantially similar, but differ in some respects.

The following are summaries of a number of the significant differences between Existing AVRPX’s Charter Documents, on the one hand, and Stone Ridge Trust’s Charter Documents, on the other. For additional information regarding all of the differences, shareholders should refer directly to the organizational documents of each Fund, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

Comparison of Existing AVRPX Charter Documents to Stone Ridge Trust Charter Documents

Constant Net Asset Value

The Stone Ridge Trust Declaration of Trust provides that if Stone Ridge Trust or any series or class thereof holds itself out as a money market or stable value fund, the Board shall have the power to reduce the number of outstanding shares of Stone Ridge Trust or such series or class by reducing the number of shares in the account of each shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of Stone Ridge Trust or such series or class at a constant dollar amount.

Existing AVRPX Declaration of Trust does not provide the Board with such a right.

Redemptions and Repurchases

The terms regarding redemptions and repurchases in Existing AVRPX Declaration of Trust and the Stone Ridge Trust Declaration of Trust are different.

Existing AVRPX Declaration of Trust provides that Stone Ridge Trust III may repurchase its shares from time to time upon such terms and conditions as may be determined by the Board, including requiring shareholders to pay a withdrawal charge, sales charge, or any other form of charge to Stone Ridge Trust III, the underwriter, or any other person designated by the Board in such amount as the Board may determine, as well as a repurchase fee payable to Stone Ridge Trust in such amount as the Board may determine.

The Stone Ridge Trust Declaration of Trust provides that Stone Ridge Trust shall purchase at net asset value such shares of Stone Ridge Trust as shall be offered by any shareholder for redemption upon presentation of a proper instrument of transfer together with a request that Stone Ridge Trust purchase such shares. Unless extraordinary circumstances exist, Stone Ridge Trust must make payment for such shares to the shareholder within seven days after the date on which the request is made in proper form. Such redemption price may be paid wholly or partly in kind if the Board determines in its sole discretion that such payment is advisable in the interest of the remaining shareholders of New AVRPX.

Reorganization

Existing AVRPX Declaration of Trust provides that the Board may, in its sole discretion and without shareholder approval (unless shareholder approval is required under the 1940 Act), cause Stone Ridge Trust III to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Board to accomplish such conversion, reorganization, reorganization or consolidation.

Appendix F-1

Existing AVRPX Declaration of Trust also provided that the Board may, in its sole discretion and without shareholder approval (unless shareholder approval is required under the 1940 Act), sell or convey all or substantially all of the assets of Stone Ridge Trust III or any Series or Class to another Series or Class of Stone Ridge Trust III or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Board to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States.

The Stone Ridge Trust Declaration of Trust provides the Board with the same authority, except that the surviving or resulting entity (in the case of a reorganization, reorganization or consolidation) or the purchaser (in the case of a sale or conveyance) must be an open-end management investment company under the 1940 Act or a series thereof.

Conversion to an Open-End Company

Existing AVRPX Declaration of Trust provides that a favorable vote of not less than 75% of the shares of Stone Ridge Trust III, with each affected class or series voting as separate classes or series, shall be required to amend Existing AVRPX Declaration of Trust to make the shares of Stone Ridge Trust III a “redeemable security” as defined under the 1940 Act, unless such amendment has been approved by a majority of the Board then in office, in which case approval by a majority of he outstanding voting securities shall be required.

The Stone Ridge Trust Declaration of Trust does not contain a comparable provision.

Appendix F-2

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

[            ], 2020

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) of Stone Ridge All Asset Variance Risk Premium Fund (“New AVRPX” or the “Fund”), an open-end mutual fund series of Stone Ridge Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust, as it may be further revised from time to time.

This SAI relates to Class I shares of New AVRPX pursuant to the terms of the proposed merger in the Prospectus/Proxy Statement. The Prospectus/Proxy Statement relates to the proposed merger of Stone Ridge All Asset Variance Risk Premium Fund, a series of Stone Ridge Trust III, a Delaware statutory trust (“Existing AVRPX”), into New AVRPX, a series of the Trust.

Audited and unaudited financial statements for Existing AVRPX, a closed-end interval fund, are incorporated by reference from Existing AVRPX’s October 31, 2019 Annual Report (the “Annual Report”) and April 30, 202 Semi-Annual Report (the “Semi-Annual Report”), respectively. A copy of the Prospectus/Proxy Statement, Annual Report and Semi-Annual Report may be obtained free of charge at the address and telephone number(s) listed above.

Stone Ridge Trust consists of nine funds, including the Fund. Additional Stone Ridge Trust funds are offered in separate prospectuses and statements of additional information.

STONE RIDGE TRUST

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

This SAI should be read in conjunction with the Prospectus/Proxy Statement relating to the proposed merger of Existing AVRPX into the Fund. The Prospectus/Proxy Statement discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below. The Fund is a diversified investment portfolio of Stone Ridge Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on September 28, 2012.

There is no assurance that the Fund’s investment objective will be achieved. Additionally, since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without a vote of shareholders.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus/Proxy Statement . References in this SAI to the Fund investing in any instrument, security or strategy includes direct or indirect investment, including gaining exposure through derivatives or other investment companies.

Additional Investment Information and Risks

Additional Information Regarding Derivatives. In addition to the derivatives transactions described in the Prospectus/Proxy Statement , the Fund may enter into derivatives contracts with respect to any asset or reference in which it is permitted to invest or with respect to any related asset or reference (“Underlying Reference”). The Fund may enter into a variety of derivative contracts, including put options (“puts”) and call options (“calls”), futures contracts, forward contracts, options on futures contracts, swaps and other derivatives. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time. The Fund may enter into derivatives contracts with standardized terms and no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, such as caps, floors, knock-outs, look-backs or other “exotic” elements, singly or in combination, which are generally traded over the counter. Over-the-counter (“OTC”) derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

The derivatives contracts the Fund may enter into involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the Underlying Reference, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the Underlying Reference and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the Underlying Reference.

Set forth below are examples of types of derivatives in which the Fund may invest:

Options Generally. The Fund intends to write (sell) call options and put options on Underlying References, including single equity securities, American Depositary Receipts, exchange-traded funds (“ETFs”), indices, currencies, stock index futures, commodities, swaps, futures, other securities and other derivative instruments. A call option typically gives the option buyer the right (but not the obligation) to buy, and requires the option seller to sell, an Underlying Reference at an agreed-upon price; a put option gives the option buyer the right (but not the obligation) to sell, and requires the option seller to purchase, an Underlying Reference at an agreed-upon price. Generally, the Fund intends to sell call and put options that are at-the-money or out-of-the-money (meaning that the exercise price generally will be at or above (in the case of a call option) or at or below (in the case of a put option) the current price of the Underlying Reference). Options that are more substantially out-of-the-money generally would pay lower premiums than options that are at or slightly out-of-the-money. By selling call options, the Fund will sell the opportunity for appreciation above the option exercise price to the option purchaser in exchange for the option premium. By selling put options, the Fund will sell protection against depreciation below the option exercise price to the option purchaser in exchange for an option premium. If an option the Fund sells is exercised, the Fund will either purchase or sell the Underlying Reference at the strike price or pay to the option holder the difference between the strike price and the current price level of the Underlying Reference, depending on the terms of the option. The premium, the exercise price and the market value of the applicable Underlying Reference together will determine the gain or loss realized by the Fund as the seller of the option.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund’s ability to close out its position as a seller of an OTC option or exchange listed put option (“put”) or call option (“call”) is dependent, in part, upon the liquidity of the option market. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. An exchange-traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the option.

Special risks are presented by internationally traded options. Such transactions may not be regulated as effectively as similar transactions in the U.S. and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. Because of the differences in trading hours between the U.S. and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.

The hours of trading for options may not conform to the hours during which the Underlying References are traded. To the extent that the options markets close before the markets for the Underlying References, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the Underlying References, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the Underlying References and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the Underlying Reference, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an Underlying Reference.

The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of call options written by the Fund might cause the Fund to sell related portfolio assets, thus increasing its turnover rate. The exercise by the Fund of put options on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an Underlying Reference in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the Underlying References. Premiums paid for options are small in relation to the market value of the Underlying References. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the Underlying Reference.

As a result of the Fund’s option strategy and the possibility of leverage arising from the Fund’s use of certain types of derivatives, the derivatives risk (described further above) will be significant in the Fund.

Put and Call Options. The Fund can buy and sell exchange-traded and OTC puts and calls, including index options, interest rate options, securities options, currency options, commodities options and options on futures and swaps. The Fund’s options transactions potentially will result in a substantial portion of the Fund’s income consisting of short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them.

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Writing Call Options. The Fund may write (that is, sell) calls. When the Fund writes a call on a security or other Underlying Reference, it receives cash (a premium). The Fund agrees to sell the Underlying Reference to the purchaser of the call on that Underlying Reference during the call period at a fixed exercise price, regardless of market price changes during the call period. The call period is usually not more than nine months.

The exercise price may differ from the market price of the Underlying Reference. When the Fund writes covered call options (meaning the Fund owns or has the right to acquire the underlying security at all times during the option period), the Fund has the risk of loss that the price of the Underlying Reference may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the Underlying Reference does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. Once the Fund receives an exercise notice for its option, however, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the Underlying Reference at the exercise price. Thus, the use of covered call options may require the Fund to sell portfolio assets at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option or may cause the Fund to hold an asset that it might otherwise sell. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the Underlying Reference and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

If a covered call written by the Fund is exercised on an Underlying Reference that has increased in value, the Fund will be required to sell the asset at the call price. It will not be able to realize any profit if the asset has increased in value above the call price.

The Fund may also write calls without owning the Underlying References deliverable under the contract.

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Writing Put Options. The Fund may write (that is, sell) put options. A put option on an Underlying Reference gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

The premium the Fund receives from writing a put represents a profit, as long as the price of the Underlying Reference remains equal to or above the exercise price. However, the Fund also assumes the obligation during the option period to buy the Underlying Reference from the buyer of the put at the exercise price if the value of the investment falls below the exercise price.

If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium, less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the Underlying Reference from the put option buyer at the exercise price. That price will usually exceed the market value of the Underlying Reference at that time. The Fund will incur a loss upon the exercise of the put option to the extent that the premium received (less the Fund’s transaction costs) is less than the difference between the exercise price and the market value of the investment at the time the put is exercised.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the Underlying Reference and pay the exercise price. The Fund has no control over when it may be required to purchase the Underlying Reference, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the Underlying Reference from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the Underlying Reference, or to sell the asset and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the net of the amount of the option transaction costs and the premium received on the put the Fund wrote is more or less than the price of the put the Fund purchases to close out the transaction.

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Purchasing Puts and Calls. The Fund may purchase call options. When the Fund buys a call, it pays a premium. The Fund then has the right to buy the Underlying Reference from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the Underlying Reference is above the sum of the exercise price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the Underlying Reference.

The Fund can buy puts whether or not it owns the Underlying Reference. When the Fund purchases a put, it pays a premium and, except as to puts on Underlying References in which the Fund cannot trade directly (such as, for example, indices), has the right to sell the Underlying Reference to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the Underlying Reference and sell it at the exercise price. The resale price will vary inversely to the price of the Underlying Reference. If the market price of the Underlying Reference is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the Underlying Reference below the exercise price by selling the Underlying Reference at the exercise price to a seller of a corresponding put. If the market price of the Underlying Reference is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the Underlying Reference. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an Underlying Reference in which it cannot invest directly (such as an index), it pays a premium, but settlement is in cash rather than by delivery of the Underlying Reference to the Fund. Gain or loss depends on changes in the index or other Underlying Reference in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

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Buying and Selling Options on Foreign Currencies. The Fund can buy and sell exchange-traded and OTC put options and call options on foreign currencies. The Fund could use these calls and puts to generate income from premiums or to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the Adviser anticipates a rise in the dollar value of a foreign currency in which assets to be acquired are denominated, the increased cost of those assets may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio assets denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of an asset that the Fund owns or has the right to acquire and that is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy.

Futures. The Fund may buy and sell a variety of futures contracts that relate to, among other things, debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (“stock index futures” and “bond index futures”), foreign currencies, commodities and individual equity securities (“single stock futures”). The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on equity securities of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will generally be deposited directly with the FCM. As the future is marked to market (that is, its value on the Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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Commodity Futures Contracts. The Fund may invest in futures contracts on various commodities and options on commodity futures. Compared to investing in futures contracts generally, commodity futures contracts are associated with additional risks including the following:

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Storage. In commodity futures markets there are physical storage costs associated with purchasing the underlying commodity. The price of a commodity futures contract reflects the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. The value of a commodity futures contract may also change to the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts to lock in the price of the commodity at delivery. In order to induce speculators to purchase the other side (the long side) of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price (which may be referred to as “backwardation”). Conversely, if most hedgers in the futures market are end-users of the underlying product and are, therefore, purchasing futures contracts to hedge against a rise in commodity prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity (which may be referred to as “contango”). The changing nature of the participants in the commodity markets will influence whether futures prices are above or below the future spot price, which can have significant implications for the Fund. As a result, when the Adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot price of the maturing contract or choose to pursue other investments.

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Speculative Position Limits. The Commodity Futures Trading Commission (the “CFTC”) and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Adviser are combined with the positions held by the Fund under the Adviser’s management for position limit purposes. This trading could prelude additional trading in such contracts by the Adviser for the account of the Fund.

Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility or variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency or non-asset reference, such as an interest rate or index. The Fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, reduce risk arising from a particular portfolio position or generate revenue.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Swap agreements may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap. Swap agreements also involve liquidity risk.

The Fund may enter into swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.

The following are examples of types of swap transactions in which the Fund may engage:

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Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps. In a total return swap, one party agrees to pay the other the total return of a defined Underlying Reference, such as a security or basket of securities, or non-asset reference, such as an index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different Underlying References. Total return swaps could result in losses if the Underlying Reference does not perform as anticipated by the Adviser.

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Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include all the risks of OTC derivatives generally, including counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility and Variance Swap Contracts. Volatility swaps and variance swaps are transactions in which counterparties agree to buy or sell the future realized volatility or variance (which equals volatility squared), as the case may be, of the Underlying Reference at a specific level over a fixed period. Volatility and variance swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility and/or variance of the Underlying Reference.

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Swaptions and Swap Forwards. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement on pre-designated terms. The Fund may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund purchases a swaption it risks losing only the amount of the premium it has paid if the Fund lets the option expire unexercised. When the Fund writes a swaption it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

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Correlation Swaps. Correlation swaps are transactions in which counterparties agree to buy or sell the future realized correlation on an underlying reference basket of securities or instruments at a specific level over a fixed period. Correlation swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations) and the risk that the Adviser is incorrect in forecasts of correlation on the Underlying Reference basket.

Foreign Currency Transactions. The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“currency forward contracts”). The Fund intends to engage in these transactions to generate income from premiums and may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of assets. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

Under a currency forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of currency forward contracts does not eliminate the risk of fluctuations in the prices of the Underlying References the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although currency forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Fund may maintain a net exposure to currency forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies, subject to appropriate cover or asset segregation.

The precise matching of the amounts under currency forward contracts and the value of the assets involved generally will not be possible because the future value of assets denominated in foreign currencies will change as a consequence of market movements between the date the currency forward contract is entered into and the date it is sold. In some cases, the Adviser might decide to sell the asset and deliver foreign currency to settle the original purchase obligation. If the market value of the asset is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the trade. If the market value of the asset instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the asset. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a currency forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio asset and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the asset and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a currency forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting currency forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Hedging with Derivatives – Risks. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

There is a risk in using short hedging by selling futures, entering into swaps or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio assets. The risk is that the prices of the futures or the value of the swap or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s assets. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance, and the value of the assets held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio assets. If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities or other assets. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the assets purchased.

Additional Information Regarding Derivatives Counterparty Risk. The Fund is exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals in derivatives, whether it engages in exchange-traded or off-exchange transactions. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. The Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

In the case of cleared swaps, the FCM is required to notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the FCM does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Margin. The Fund may post cash, securities or other assets as margin or collateral and these instruments may not be denominated in the same currency as the contract they secure or the Underlying Reference. This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Fund had posted margin directly. The Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Fund, including posting collateral directly with a futures commission merchant, broker or the option clearinghouse.

Asset Segregation/Cover. To the extent obligations created by the Fund may be deemed to create “senior securities” (as defined in the 1940 Act), the Fund may be required to segregate or earmark liquid assets or treat the obligations as leverage under the 1940 Act. The Fund segregates with its custodian or otherwise designates on its records (“earmarks”) cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions in accordance with applicable requirements under the 1940 Act and related guidance of the Commission and its Staff. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the Underlying Reference, when the exercise price of the option is higher than the market price of the Underlying Reference), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price). Although the Adviser attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions.

The Fund may be unable to use such segregated or earmarked assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. The Fund may modify its asset segregation policies from time to time.

Hedging. Although it is not obligated to do so, the Fund can use derivatives to hedge. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio assets that have appreciated or to facilitate selling assets for investment reasons. The Fund can use hedging to establish a portfolio position as a temporary substitute for purchasing particular assets. In that case, the Fund would normally seek to purchase the assets and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio assets would not be fully included in a rise in value of the market.

The Fund can use derivatives to hedge by taking long or short positions in the underlying assets, related assets or other derivatives positions. To gain long investment exposure, the Fund may invest in assets directly. To gain short investment exposure, the Fund may use derivatives (including futures) and make short sales, including short sales of assets the Fund does not own. Some of the hedging strategies the Fund can use are described below. The Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

“Structured” Notes. In addition to the types of derivatives described above, the Fund may invest in other types of derivatives, including “structured” notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency or commodity or non-asset reference, such as an interest rate or index. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments, but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Subordinated “structured” notes, which are subordinated to the right of payment of another class, typically have higher yields and present greater risks than unsubordinated “structured” notes.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and, therefore, the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Regulatory Issues. The Fund and the Subsidiary are commodity pools under the CEA, and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund and the Subsidiary. The Adviser and the Fund are subject to dual regulation by the Commission and CFTC.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the Fund.

Tax Issues. The Fund’s investments in options and other derivative instruments could affect the amount, timing and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Tax Status” below.

Additional Information Regarding Leverage. The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund or the Subsidiary may restrict the Fund’s or the Subsidiary’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions. If the Fund or the Subsidiary secures its leverage through the pledging of collateral, the Fund or the Subsidiary may, if the Fund or the Subsidiary is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund or the Subsidiary may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or the Subsidiary on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund or the Subsidiary cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases have resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s or the Subsidiary’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber attacks, disruptions or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value. In addition, cyber attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Additional Information Regarding Equity Securities. The Fund may invest directly or indirectly in public or private equity securities, including common stock, preferred stock, convertible stock and/or warrants. Equity investments may afford the Fund voting rights as well as the opportunity to receive dividends and/or capital appreciation, although warrants, which are options to purchase equity securities at specific prices valid for a specific period of time, typically have no voting rights, receive no dividends and have no rights with respect to the securities of the issuer unless and until they are exercised for the underlying equity securities. The Fund may also invest directly or indirectly in equity securities of both foreign and U.S. companies. Certain equity securities may be purchased because they may provide dividend income. These equity investments may take any of the following forms:

Common Stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure.

Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. Preferred stock may pay fixed or adjustable rates of return. Preferred stock generally pays a dividend and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their values do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and certain other distinguishing features. Rights and warrants are typically distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer unless and until they are exercised for the underlying equity securities.

Convertible Securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its “bond value,” which is the value of the debt or preferred stock component of the security, and its “conversion value,” which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Additional Information Regarding Risks of Investing in Equities. Equities fluctuate in price, and their short-term volatility at times may be great. Many factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or its industry. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another. The value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Additional Information Regarding Small and Mid-Capitalization Investing. The Fund may gain exposure to the securities of small capitalization companies, ETFs whose portfolios consist primarily of common stocks of small-capitalization companies, mid-capitalization companies, recently organized companies and derivative instruments related to those securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalization, more established companies. Many of the risks that apply to small capitalization companies also apply to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of small capitalization companies are often traded over the counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund or entities in which the Fund obtains exposure may be required to dispose of such securities or remain in a short position over a longer (and potentially less favorable) period of time than is required to dispose of or close out of a short position with respect to the securities of larger, more established companies. Investments in equity or debt instruments issued by small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Investment in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Fund may invest, for example, in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income or other markets represented by the ETFs’ portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Fund sells them. Investing in another investment company through the secondary market may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Exchange-Traded Funds. The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts typically designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the performance of an index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an index-based ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index) and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. The values of ETFs are subject to change as the values of their component assets fluctuate according to market volatility. ETFs may trade in the secondary market at a discount from their NAVs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Debt Investments. The Fund can invest directly or indirectly in debt securities. The Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade. The Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly or as to the market capitalization range of the issuers. The Fund does not have investment policies establishing specific maturity ranges for its investments, and they may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

Corporate Debt Securities. The Fund can purchase or gain exposure to a variety of debt securities of varying maturities issued by U.S. and foreign corporations, partnerships or other business entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The debt securities in which the Fund is directly or indirectly invested may be subordinate to other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations to the holders of its subordinated debt. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Below-Investment-Grade Securities. The Fund can invest directly or indirectly in below-investment-grade fixed income securities. Below-investment-grade debt securities, which are commonly called “junk bonds,” are bonds rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or that have comparable ratings by another rating organization. The Fund may also have exposure without limit to investments that are unrated and judged by the Adviser to be of below-investment-grade quality. Securities held directly or indirectly by the Fund may be downgraded to below-investment-grade status after the Fund purchases them. Issuers of high yield debt are in many cases highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. Issuers of high yield debt may also be in poor financial condition, face special competitive or product obsolescence problems or be in bankruptcy or other reorganizations or corporate liquidations.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“Fannie Mae”) bonds and Federal Home Loan Mortgage Corporation (“Freddie Mac”) obligations. Others are supported only by the credit of the entity that issued them. Securities issued by Fannie Mae and Freddie Mac are also supported by commitments from the U.S. Treasury to purchase certain of those agencies’ securities during market conditions in which the U.S. Treasury deems it necessary for the promotion of market stability. In September 2008, the Federal Housing Finance Agency, an independent regulatory agency, placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. The preferred stock purchase agreement was designed to ensure that each company maintain a positive net worth, be able to meet its outstanding obligations and continue providing liquidity to the mortgage market.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

Zero-Coupon Securities. The Fund can invest in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

The Fund may also invest in zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

“Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Floating Rate and Variable Rate Obligations. The Fund can invest directly or indirectly in debt securities that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. The Fund can also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Exchange-Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. ETNs are a type of structured note, and are unsecured debt securities that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment and illiquidity. Additionally, the investor fee will reduce the amount of return at maturity or upon redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

Commodities Investments. The Fund expects to gain exposure to the commodities market by investing in the Subsidiary. Commodities are assets with tangible properties, such as oil, metals, livestock or agricultural products. Commodity investments historically have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. The Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of the Fund to invest directly in commodities and in certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company (“RIC”) under Subchapter M of Chapter of the Internal Revenue Code of 1986 (the “Code”). See “Tax Status” below for more information.

Actions of government actors and changes in governments, and political, economic and social instability, in commodity-producing and exporting countries may affect the production, marketing and sale of commodities. In addition, commodity-related industries in many countries are subject to greater political, environmental and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. Additionally, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries is uncertain.

Additional Information Regarding Foreign Securities. The Fund invests or has exposure to investments in foreign (non-U.S.) securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or issued by foreign supra-national entities.

Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

○	transaction charges for currency exchange;

○	greater difficulties in commencing lawsuits;

○	higher brokerage commission rates than in the United States;

○	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

○	unfavorable differences between the U.S. economy and foreign economies.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through Fund’s brokerage contacts and the Fund’s custodial network), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Additional Information Regarding Emerging Market Securities. The Fund may invest directly or indirectly in the securities of issuers economically tied to emerging market or frontier market countries. Emerging markets and frontier markets are collectively referred to as “emerging markets” for purposes of this risk factor.

General Emerging Market Risks. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country, and may be more likely in emerging markets than in developed markets. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. In addition, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to the Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in emerging markets frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Counterparty and Third Party Risk. Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Fund seeks, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies, to the possible detriment of the Fund’s investments in that country.

Litigation. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging markets. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in emerging markets, that purported securities in which the Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Fund seeks to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars have had an adverse impact on the securities markets of the countries concerned. These concerns may be greater in emerging markets than in developed markets. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation indexed instruments, may depend upon measures compiled by governments (or entities under their influence), which are also the obligors.

Illiquid and Restricted Securities. Illiquid investments include investments that the Adviser reasonably expects cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment. The Fund may hold illiquid securities, including, among other instruments, securities of private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Certain of the securities in which the Fund obtains exposure may be Rule 144A securities, which are securities that generally can be purchased and sold only by certain sophisticated investors (called “qualified institutional buyers” or “QIBs”). Rule 144A securities are considered “restricted” securities. While certain restricted securities may, notwithstanding limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue.

Illiquid securities may be difficult to value, the Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Additional Information Regarding Borrowing Risk. The Fund may borrow to meet redemption requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers, with the Fund as the initial purchaser of securities held by the banks or broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes. In this case, a repurchase agreement is a contract under which the Fund acquires a security, typically for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to any coupon rate on the purchased security. Approved sellers for repurchase agreements on U.S. government securities include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements, subject to any limitations on illiquid investments.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

“When-Issued” and “Delayed-Delivery” Transactions. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund identifies on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may hold an interest in a loan through another financial institution, and in such cases would be purchasing a “participation” in the loan. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, typically including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower as well as the financial institution from which it purchases the participation interest. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates - i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment and the risk of inadequate collateral. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

In addition, when holding a loan participation, the Fund is subject to the credit risk of the intermediary financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Legal and Regulatory Risks. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the Commission, the U.S. Federal Reserve or other banking regulators or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules, including the adoption and enforcement of statutes, regulations, orders or regulatory guidance in response to the COVID-19 pandemic. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the Commission, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements) and the Fund’s ability to execute certain investment strategies may be adversely affected as a result. It is unclear how the regulatory changes will affect counterparty risk.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Fund’s position in such securities may be compromised.

Investment in Relatively New Issuers. The Fund may occasionally gain exposure to the equities of selected new issuers. Direct or indirect investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Adjustable Rate and Auction Preferred Securities. The Fund may invest in adjustable rate or auction rate preferred securities. Typically, the dividend rate on an adjustable rate preferred security is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the security. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the security. The dividend rate on other preferred securities, commonly known as auction preferred securities, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such securities and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred securities currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred securities generally are adjusted or reset frequently, the market values of these preferred securities still may fluctuate in response to changes in interest rates. Market values of adjustable preferred securities also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular security is approached.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. The Fund engages in active and frequent trading to try to achieve its investment objective and expects to typically have a portfolio turnover rate significantly over 100% annually. The Fund’s use of derivatives and similar instruments may tend to result in inflated turnover rates that are not necessarily indicative of correspondingly elevated trading costs.

The change in the portfolio turnover rate for Existing AVRPX (4,595% for the fiscal year ended October 31, 2018 compared to 0.00% for the fiscal year ended October 31, 2019) was generally the result of reduced trading activity in long-term securities relative to the average value of such securities held by Existing AVRPX over the course of the most recent fiscal year. Existing AVRPX’s use of derivatives and similar instruments may tend to result in inflated turnover rates that are not necessarily indicative of correspondingly elevated trading costs.

Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase or sell real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase or sell commodities to the extent permitted by applicable law; and

(7) may not invest more than 25% of its net assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the Commission and its Staff.

Summary of 1940 Act Restrictions on Certain Activities

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, except that with respect to Fundamental Investment Restriction (2) above, the Fund will take steps to restore the asset coverage ratio required under applicable law within three days after such deficiency occurs (excluding Sundays and holidays) or such longer period as may be permitted by applicable regulations. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus/Proxy Statement , the other investment policies described in this SAI or in the Prospectus/Proxy Statement are not fundamental and may be changed by approval of the Board.

Temporary Defensive Positions

Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Fund may adopt defensive strategies when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings that are not publicly available (“Confidential Portfolio Holdings”) and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

The holdings of the Fund currently are disclosed in quarterly filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. In addition, the Fund may disclose to the general public its holdings information from time to time.

The Trust may disclose Confidential Portfolio Holdings to certain persons, including shareholders of the Trust (including shareholders of record of indirect investments in the Fund through another fund managed by the Adviser), qualified potential shareholders as determined by the Adviser (including qualified potential shareholders who are considering an indirect investment in the Fund through another fund managed by the Adviser), and their consultants or agents (“Permitted Recipients”). This information may be made available as soon as the business day following the date to which the information relates.

Except as otherwise noted, to receive Confidential Portfolio Holdings, Permitted Recipients must enter into a confidentiality agreement with the Adviser and the Trust that requires that the Confidential Portfolio Holdings be used solely for purposes determined by senior management of the Adviser to be in the best interest of the shareholders of the Fund.

If the Adviser becomes aware that a recipient has or is likely to violate the terms of a confidentiality agreement regarding Confidential Portfolio Holdings, the Adviser shall cease providing such information to such recipient.

If senior management of the Adviser identifies a potential conflict with respect to the disclosure of Confidential Portfolio Holdings between the interest of the Fund’s shareholders, on the one hand, and the Adviser or an affiliated person of the Adviser or the Fund, on the other, the Adviser is required to inform the Trust’s Chief Compliance Officer (“CCO”) of the potential conflict, and the CCO has the power to decide whether, in light of the circumstances, disclosure should be permitted under the circumstances. The CCO also is required to report her decision to the Board.

In addition, the Trust may also disclose Confidential Portfolio Holdings on a selective basis if the CCO (or an individual designated by the CCO) approves the disclosure and determines that: (i) there is a legitimate business purpose for such disclosure; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) the disclosure is in the best interests of Fund shareholders.

Notwithstanding the foregoing, Confidential Portfolio Holdings of the Fund may generally be made available more frequently and prior to its public availability (i) to the Adviser, the Fund’s administrator, custodian, principal underwriter and certain other service providers (such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, ratings and rankings agencies and other unaffiliated third parties or their affiliates that provide services and may require Confidential Portfolio Holdings to provide services to the Fund) (collectively, “Service Providers”); (ii) to an accounting firm, an auditing firm or outside legal counsel retained by the Service Providers, their affiliates, or the Fund; (iii) to certain Fund affiliates; (iv) as required by law and (v) to any other party for a legitimate business purpose upon waiver or exception with the approval of the CCO.

The policies and procedures of the Fund provide that none of the Fund, its service providers, the Adviser, or any other party may receive compensation in connection with the disclosure of Confidential Portfolio Holdings.

The Adviser has primary responsibility for ensuring that the Fund’s Confidential Portfolio Holdings are disclosed only in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Holdings.

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Trust’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Trust provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain plans and other agreements and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee — to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years

Jeffery Ekberg (1965)	Trustee	since 2012	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	58	None.

Daniel Charney (1970)	Trustee	since 2012	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	58	None.

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years

Ross Stevens(3) (1969)	Trustee, Chairman	since 2012	Founder and Chief Executive Officer of Stone Ridge since 2012	58	None.

(1) Each Trustee serves until resignation or removal from the Board.

(2) The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(3) Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Additional Information About the Trustees.

Jeffery Ekberg – Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his previous experience as a member of the board of other funds.

Daniel Charney – Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens – Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information About the Board’s Committees. The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the CCO; (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee met four times during the fiscal year ended October 31, 2019.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. The Valuation Committee met four times during the fiscal year ended October 31, 2019.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2019. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in Existing AVRPX	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Jeffery Ekberg	None	Over $100,000	Over $100,000

Daniel Charney	None	Over $100,000	Over $100,000

Interested Trustee
Ross Stevens(2)	None	Over $100,000	Over $100,000

(1) Family of Investment Companies includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(2) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

None of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2019.

Compensation of Board Members. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation to be received by the Independent Trustees for the Fund’s initial fiscal year ending October 31, 2021:

Independent Trustees	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex(1) Paid to Trustee
Jeffery Ekberg	$15,652	$350,000
Daniel Charney	$15,652	$350,000

(1) The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1) (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2012	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2018	Member of Operations at the Adviser, since 2015; prior to that member of Operations at KCG Holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Domingo Encarnacion (1983)	Assistant Treasurer	since January 2020	Tax Manager at the Adviser, since 2016; prior to that Tax Manager at PricewaterhouseCoopers LLP (accounting firm).

(1) Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

(2) Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.

(3) The term of office of each Officer is indefinite.

Code of Ethics. The Trust and the Adviser have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. This code of ethics permits the personnel of these entities to invest in securities under some circumstances, including securities that the Fund may purchase or hold.

The code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Attached as Appendix B to this SAI is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 is available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the Commission’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of the date of this SAI, no person beneficially owned more than 5% of the outstanding shares of the Fund, as the Fund had not yet commenced investment operations.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than 1% of the Fund’s outstanding shares, as the Fund had not yet commenced investment operations.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The manager of the general partner of the managing member of the Adviser is Ross Stevens.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment management agreement. The investment management agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The investment management agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Adviser. The investment management agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Fund’s investment management agreement, the Adviser agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously review, supervise and administer the investment program of the Fund. The Adviser bears its own operating and overhead expenses attributable to its duties under the investment management agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Trust’s CCO, as may be approved by the Board from time to time.

The Fund bears all other costs of its operations, including the compensation of the Independent Trustees; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including expenses of consultants, experts and specialists); fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; expenses in connection with the filing of Form PQR; compensation of members of the Board of Trustees who are not directors, officers, or employees of the Adviser or of any “affiliated Person” (other than a registered investment company) of the Adviser; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities, and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund will pay any extraordinary expenses it may incur, including any litigation expenses.

As compensation for its advisory services, the Adviser receives from the Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 1.50% of the Fund’s average daily net assets. As described in the Prospectus/Proxy Statement , the Adviser has entered into an expense limitation agreement with the Fund.

Under the terms of the investment management agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Adviser contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding the Fund’s investment management fee, brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annualized expenses, other than Excluded Expenses, of the Fund to 2.10%of the average daily net assets of the Fund.

The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that expenses for the Fund (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

Existing AVRPX paid the following fees(1) to the Adviser during the most recent three fiscal years ended October 31:

	Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2019

Gross Advisory Fees Accrued	$24,739,654	$30,244,108	$22,477,448

Fees Waived/Expenses Reimbursed	$(29,762)	$0	$(30,056)

Net Advisory Fees Paid	$24,709,892	$30,244,108	$22,447,392

(1) Amounts include any fees paid by the Subsidiary while wholly-owned by Existing AVRPX to the Adviser.

Separately, for the fiscal year ended October 31, 2017, the Adviser recouped from Existing AVRPX, pursuant to the expense limitation agreement, advisory fees that it had previously waived and/or expenses that it had previously borne in the amount of $988,441. For the fiscal year ended October 31, 2018, the Adviser recouped from Existing AVRPX, pursuant to the expense limitation agreement, advisory fees that it had previously waived and/or expenses that it had previously borne in the amount of $217,564. For the fiscal year ended October 31, 2019, the Adviser did not recoup any advisory fees or expenses from Existing AVRPX.

To the extent the Adviser received compensation for providing management services to the Subsidiary while wholly-owned by Existing AVRPX, (i) the Adviser did not receive compensation from Existing AVRPX in respect of the assets of Existing AVRPX that were invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to Existing AVRPX was calculated based on Existing AVRPX’s average daily net assets excluding the net assets of the Subsidiary), and (ii) any such compensation was determined as a percentage of the average daily net assets of the Subsidiary at the same rate and in the same manner as under the investment management agreement.

Adviser’s Investment Committee

The Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund.

Daniel Fleder, Robert Gutmann, Ross Stevens and Yan Zhao serve as members of the Committee. Their professional background and experience are disclosed in the Prospectus/Proxy Statement .

Portfolio Managers

Nathaniel Conrad and Li Song are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of [                 ].

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nathaniel Conrad	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Li Song	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

(1) Includes the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nathaniel Conrad	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Li Song	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the

Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to redeem Fund shares. If the Adviser or its affiliate redeems a signification amount of Fund shares, this may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so.

Investments by Adviser or Related Entities. The Adviser, its affiliates and/or related entities have made investments for their own account in assets in which the Fund invests in order to test the investment strategies and/or the related infrastructure and the Fund’s service providers. The Adviser, its affiliates and/or related entities may also make new investments in securities or other instruments appropriate for investment by the Fund following the commencement of investment operations. In addition, the Adviser has made, and may from time to time make, investments in one or more issuers from or to which Stone Ridge may buy or sell securities for the Fund’s account. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

As of the date of this SAI, none of the Portfolio Managers beneficially owned any of the shares of the Fund because the Fund had not yet commenced operations.

As of January 31, 2020, the Portfolio Managers beneficially owned the following shares of Existing AVRPX:

Dollar Range of Shares Beneficially Owned
Portfolio Manager
Nathaniel Conrad	$10,001 - $50,000
Li Song	$10,001 - $50,000

Principal Underwriter

Subject to the conditions described in the “Shareholder Information” section of Appendix E of the Prospectus/Proxy Statement , shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Trust, on behalf of the Fund. Pursuant to the Distribution Agreement, the Distributor shall devote its best efforts to effect sales of shares of the Fund but shall not be obligated to sell any certain number of shares. The Distributor receives no compensation from the Fund for distribution of the Fund’s shares.

Distribution and Servicing Plan

Existing AVRPX adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) for its shares. The Distribution and Servicing Plan was approved by the Board, including a majority of the Trustees who are not interested persons of Existing AVRPX (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution and Servicing Plan or the distribution agreement with the Distributor. The Distribution and Servicing Plan may have benefited Existing AVRPX by providing additional ongoing shareholder services to Predecessor Fund shareholders.

Prior to March 1, 2018, Existing AVRPX paid no distribution fees, and instead paid servicing fees at an annual rate of 0.10% of Existing AVRPX’s average daily net assets pursuant to a services agreement between Existing AVRPX and the Adviser (the “Services Agreement”) and below under “Other Service Providers—Servicing Agent.” On March 1, 2018, the Distribution and Servicing Plan was adopted, pursuant to which Existing AVRPX paid servicing fees and distribution fees at the maximum annual rate of 0.05%, calculated as a percentage of the Fund’s average daily net assets. On the same date, the Services Agreement was amended and restated to reduce the servicing fees paid by the Fund to a maximum annual rate of 0.05% of the Fund’s average daily net assets.

The Fund incurred the following amounts in distribution and/or service fees pursuant to the Distribution and Servicing Plan during the most recent three fiscal years ended October 31:

Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2019
$0	$504,056	$561,936

For the fiscal years ended October 31, 2017, the Distribution and Servicing Plan was not in effect, and therefore Existing AVRPX paid no amounts incurred pursuant to the Distribution and Servicing Plan to intermediaries. For the fiscal years ended October 31, 2018 and 2019, $455,114 and $538,898, respectively, of the fees Existing AVRPX incurred pursuant to the Distribution and Servicing Plan was paid to intermediaries. Existing AVRPX paid fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Fund shareholders, including electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as Existing AVRPX or the Adviser may reasonably request (fees for such services, “servicing fees”) and/ or (ii) activities or expenses primarily intended to result in the sale of Shares (fees for such services, if any, “distribution fees”). No portion of the fees paid to financial intermediaries are believed to have been distribution fees.

The Distribution and Servicing Plan could have been terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Servicing Plan could have been amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Board reviewed quarterly a written report detailing the costs that had been incurred.

No Independent Trustee had any direct or indirect financial interest in the operation of the Distribution and Servicing Plan. The Adviser performed certain services and incurred certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of Existing AVRPX’s shares and the Adviser also performed certain services in connection with the servicing of shareholders. If amounts remained from the servicing fees and/or distribution fees after the intermediaries have been paid, such amounts may have been used to compensate the Adviser for the services it provided and for the expenses it bore. The Distributor did not retain any portion of any servicing fees or distribution fees. To the extent that there were expenses associated with shareholder services that exceeded the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, Existing AVRPX bore such expenses. No other interested person of the Fund had any direct or indirect financial interest in the operation of the Distribution and Servicing Plan except to the extent that the Distributor, the Adviser or certain of their employees may have been deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Servicing Plan.

Other Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement.

U.S. Bank Global Fund Services also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

Existing AVRPX paid the following administration and fund accounting fees to the Administrator during the most recent three fiscal years ended October 31:

Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2019
$641,814	$681,783	$677,443

Servicing Agent. Existing AVRPX entered into a Services Agreement with the Adviser pursuant to which Existing AVRPX appointed the Adviser as servicing agent. As described above, the Services Agreement was amended and restated on March 1, 2018 to reduce the servicing fees paid by the Fund to a maximum annual rate of 0.05% of the Fund’s average daily net assets.

Existing AVRPX incurred the following amounts in service fees pursuant to the Services Agreement during the most recent three fiscal years ended October 31:

Fiscal year ended October 31, 2017	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2019
$1,236,983	$1,008,146	$561,936

Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian. U.S. Bank, N.A. (the “Custodian”), located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm. Ernst & Young LLP serves as the Fund’s independent registered public accountant. Ernst & Young LLP provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. Ernst & Young LLP is located at 220 South 6th Street, Minneapolis, Minnesota 55402.

Counsel. Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund and does not address all aspects of taxation that may apply to shareholders or to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund currently intends to qualify and be treated as a RIC under Subchapter M of Chapter 1 of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income, and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on its income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund currently intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.

Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized and undistributed income or gains, which were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise, the gain or loss generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If the Fund were to be deemed a “nonpublicly offered” RIC as described in “Expenses Subject to Special Pass-Through Rules” below, depending on a shareholder’s percentage ownership in the Fund, a shareholder’s partial redemption of Fund shares could cause the shareholder to be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such redemption will be treated as having received a taxable distribution from the Fund.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See “Tax Basis Information” below for more information.

Taxation of the Subsidiary

The Subsidiary will be and many or most of the other foreign issuers in which the Fund may invest may be “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” of such foreign corporation for purposes of the CFC provisions of the Code. If the Fund is a “U.S. Shareholder” of a CFC, the Fund will generally be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of the CFC’s “subpart F income” (defined below) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, net payments received with respect to equity swaps and similar derivatives, and certain income attributable to issuing (or reinsuring) of an insurance or annuity contract that Section 953(a)(1) of the Code defines as “insurance income.” Subpart F income is treated as ordinary income and is included in net investment income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent tax years. The Fund’s recognition of any subpart F income from an investment in a CFC will increase the Fund’s tax basis in such CFC. Distributions by the CFC to the Fund will be tax-free, to the extent of the CFC’s previously undistributed subpart F income, and will correspondingly reduce the

Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in such CFC will be treated as realized gain. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from a CFC, the Fund may be required to borrow money or sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Generally, a foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by U.S. Shareholders. For purposes of taking into account subpart F income of a foreign corporation that is insurance income (as defined above), the foreign corporation is a CFC if, on any day of its taxable year, more than 25% of the voting power or value of its stock is owned (directly, indirectly, or constructively) by U.S. Shareholders and the gross amount of premiums or other consideration in respect of the reinsurance or the issuing of insurance or annuity contracts described in Section 953(a)(1) of the Code exceeds 75% of the gross amount of all premiums or other consideration in respect of all risks.

In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Under recently finalized regulations, subpart F inclusions from investments in CFCs will constitute “qualifying income” for the purposes of the 90% gross income requirement to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A foreign corporation in which the Fund invests, including a foreign issuer of event-linked bonds, will not be treated as a PFIC with respect to the Fund if such corporation is a CFC (as defined herein) and the Fund is a U.S. Shareholder (as defined herein) thereof.

Equity investments by the Fund in PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

Foreign Taxation

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held, under Code rules, for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Investments in Other Investment Companies

If the Fund receives dividends from another investment company, including an ETF, that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from such an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Short Sales

To the extent the Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-in-Kind Securities, and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The IRS and the Department of the Treasury have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. In either case, provided the tax treatment of an option transaction is not governed by Section 1256 of the Code (discussed further below), the gain or loss that may arise in respect of a termination of the Fund’s obligation under the option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including (“ETNs”) and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a RIC is a QIE.

If an interest in the Fund were a USRPI, a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability; provided that the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several

IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agents may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, it is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and are, other than in the case of a shareholder that is a RIC that is not “publicly offered,” not deductible by those shareholders under current law.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities will generally be allocated among the Fund and other accounts in the manner described above under “Potential Conflicts of Interest – Allocation of Investment Opportunities” and “– Conflicts of Interest Among Strategies” above. When the Adviser determines that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser will generally execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research and brokerage services from broker-dealers with which the Adviser places the Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing such other clients. To the extent the Adviser uses such research and brokerage services, it will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker-dealer provides soft dollar benefits to the Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the Commission, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. As of October 31, 2019, Existing AVRPX did not hold any securities of its regular brokers or dealers or their parent companies. As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. The Trustees also have authorized the issuance of one class of shares for the Fund, designated as Class I. Additional series may be added in the future. Additional classes of shares may be authorized in the future.

The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust; however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

PURCHASES AND REDEMPTION OF SHARES

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank (i.e., a bank with a branch in the U.S.). The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in Existing AVRPX’s Annual Report to Shareholders for the fiscal year ended on October 31, 2019, as filed with the Commission on January 9, 2020 (File No. 811-23018) (the “Annual Report”), are incorporated into this SAI by reference. The financial statements included in the Annual Report have been audited by Ernst & Young LLP, whose report thereon is also incorporated herein by reference. Copies of the Annual Report may be obtained at no charge by calling the Fund at (855) 609-3680.

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P Global Ratings.

Moody’s Ratings*

Aaa— Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

A-1

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that a rating has not been assigned or is no longer assigned.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Policy

The Proxy Policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

[1]	The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

III. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

IV. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Voting Policy.

V. Proxy Voting Policies and Procedures Specific to Registered Funds

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary)

must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that the its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

PART C. OTHER INFORMATION

Item 15.	Indemnification

The Registrant’s Third Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement, incorporated hereto by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Stone Ridge Reinsurance Risk Premium Fund’s and Stone Ridge High Yield Reinsurance Risk Premium Fund’s First Amended and Restated Investment Management Agreement, the Stone Ridge U.S. Hedged Equity Fund’s (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)) and Stone Ridge U.S. Small Cap Variance Risk Premium Fund’s Investment Management Agreement, the Stone Ridge U.S. Variance Risk Premium Master Fund’s Investment Management Agreement, the Stone Ridge International Developed Markets Variance Risk Premium Fund’s and Stone Ridge Emerging Markets Variance Risk Premium Fund’s Investment Management Agreement, the Stone Ridge International Variance Risk Premium Master Fund’s Investment Management Agreement, the Stone Ridge Global Equity Variance Risk Premium Master Fund’s Investment Management Agreement, the Elements U.S. Portfolio’s, Elements U.S. Small Cap Portfolio’s, Elements International Portfolio’s, Elements International Small Cap Portfolio’s and Elements Emerging Markets Portfolio’s Investment Management Agreement, the Stone Ridge Diversified Alternatives Fund’s Investment Management Agreement and the Stone Ridge Diversified Alternatives Sub Fund Ltd’s Investment Management Agreement, each incorporated herein by reference, contain provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances. The Stone Ridge All Asset Variance Risk Premium Fund’s Investment Management Agreement and the Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd’s Investment Management Agreement are expected to contain provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	(a)

Amended and Restated Certificate of Trust of Stone Ridge Trust (the “Registrant”), dated as of October 23, 2015, incorporated by reference to Exhibit (1)(d) filed with the Registrant’s Registration Statement on Form N-14, as filed with the Securities and Exchange Commission (“SEC”) via EDGAR on September 27, 2016.

(b)

Third Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of January 24, 2017, incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2017.

(2)

Bylaws of the Registrant, incorporated by reference to Exhibit (b) filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 10, 2012.

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization, incorporated by reference to Appendix A Part A of this Registration Statement.

(5)		Not applicable.

(6)	(a)

Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and the Registrant on behalf of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 11, 2013, incorporated by reference to Exhibit (d)(1) filed with the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(b)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of each of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)) and Stone Ridge U.S. Small Cap Variance Risk Premium Fund, incorporated by reference to Exhibit (d)(2) filed with the Registrant’s Post-Effective Amendment No. 4 to its initial Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(c)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge U.S. Variance Risk Premium Master Fund (formerly known as Stone Ridge U.S. Master Variance Risk Premium Fund), incorporated by reference to Exhibit (d)(3) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(d)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge International Developed Markets Variance Risk Premium Fund and Stone Ridge Emerging Markets Variance Risk Premium Fund, dated as of January 23, 2014, incorporated by reference to Exhibit (d)(4) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(e)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge International Variance Risk Premium Master Fund (formerly known as Stone Ridge International Master Variance Risk Premium Fund), dated as of September 19, 2013, incorporated by reference to Exhibit (d)(5) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(f)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Global Equity Variance Risk Premium Master Fund, incorporated by reference to Exhibit (d)(6) filed with the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(g)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of January 24, 2017, incorporated by reference to Exhibit (d)(7) filed with the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2017.

(h)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Diversified Alternatives Fund, dated as of January 29, 2020, incorporated by reference to Exhibit (d)(8) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(i)

Investment Management Agreement between Stone Ridge and Stone Ridge Diversified Alternatives Sub Fund Ltd, dated as of January 29, 2020, incorporated by reference to Exhibit (d)(9) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

	(j)	Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge All Asset Variance Risk Premium Fund, filed herewith.

	(k)	Investment Management Agreement between Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd and Stone Ridge, filed herewith.

(7)	(a)

Distribution Agreement between the Registrant and ALPS Distributors, Inc. (the “Distributor”), dated as of April 16, 2018, incorporated by reference to Exhibit (e) filed with the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on January 30, 2019.

(b)

Amendment No.  1 to the Distribution Agreement between the Registrant and the Distributor, dated as of October 28, 2019, incorporated by reference to Exhibit (e)(2) filed with the Registrant’s Post-Effective Amendment No.  57 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2019.

(8)		Not applicable.

(9)	(a)

Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of October 30, 2017, incorporated by reference to Exhibit (g) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(b)

First Amendment to the Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of February 25, 2020, incorporated by reference to Exhibit (g)(2) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(c)

Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated as of April 10, 2018, incorporated by reference to Exhibit (g)(2) filed with the Registrant’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 28, 2018.

(10)	(a)

First Amended and Restated Class  I Rule 12b-1 Plan of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, incorporated by reference to Exhibit (m)(1) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(b)

Class I Rule 12b-1 Plan of each of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), Stone Ridge U.S. Small Cap Variance Risk Premium Fund and Stone Ridge U.S. Variance Risk Premium Master Fund, incorporated by reference to Exhibit (m)(2) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(c)

Second Amended and Restated Class M Rule 12b-1 Plan of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, incorporated by reference to Exhibit (m)(3) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(d)

Class M Rule 12b-1 Plan of each of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), Stone Ridge U.S. Small Cap Variance Risk Premium Fund and Stone Ridge U.S. Variance Risk Premium Master Fund, incorporated by reference to Exhibit (m)(4) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(e)

Class I Rule 12b-1 Plan of each of Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, dated as of September 19, 2013, incorporated by reference to Exhibit (m)(5) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(f)

Class M Rule 12b-1 Plan of each of Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, dated as of September 19, 2013, incorporated by reference to Exhibit (m)(6) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(g)

Class I Rule 12b-1 Plan of Stone Ridge Global Equity Variance Risk Premium Master Fund, incorporated by reference to Exhibit (m)(7) filed with the Registrant’s Post-Effective Amendment No.  21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(h)

Class M Rule 12b-1 Plan of Stone Ridge Global Equity Variance Risk Premium Master Fund, incorporated by reference to Exhibit (m)(8) filed with the Registrant’s Post-Effective Amendment No.  21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(i)

First Amended and Restated Class  M Rule 12b-1 Plan of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of April 1, 2019, incorporated by reference to Exhibit (m)(9) filed with the Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 26, 2019.

(j)

Class  M Rule 12b-1 Plan of Stone Ridge Diversified Alternatives Fund, dated January  29, 2020, incorporated by reference to Exhibit (m)(10) filed with the Registrant’s Post-Effective Amendment No.  63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(l)

Third Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 29, 2020, incorporated by reference to Exhibit (n)(1) filed with the Registrant’s Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2020.

(m)

Third Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), dated as of January 29, 2020, incorporated by reference to Exhibit (n)(2) filed with the Registrant’s Post-Effective Amendment No. 59 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2020.

(n)

First Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge International Developed Markets Variance Risk Premium Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (n)(3) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(o)

First Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge Global Equity Variance Risk Premium Master Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (n)(4) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(p)

Multi-Class Plan Pursuant to Rule 18f-3 of each of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of April 1, 2019, incorporated by reference to Exhibit (n)(5) filed with the Registrant’s Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on March 28, 2019.

(q)

Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge Diversified Alternatives Fund, dated January 29, 2020, incorporated by reference to Exhibit (n)(6) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(11)			Opinion and consent of Smith, Katzenstein & Jenkins, LLP as to the legality of issuance of shares, filed herewith.

(12)			Opinion of Counsel regarding certain tax matters, to be filed by amendment.

(13)	(a)	(i)

Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of its series, and U.S. Bancorp Fund Services, LLC (the “Administrator”), dated as of October 30, 2017, incorporated by reference to Exhibit (h)(1) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(ii)

Addendum to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of its series, and the Administrator, dated as of September 21, 2018, incorporated by reference to Exhibit (h)(2) filed with the Registrant’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 28, 2018.

(iii)

First Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of its series, and the Administrator, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(3) filed with the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(iv)

Second Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of its series, and the Administrator, dated as of January 29, 2020, incorporated by reference to Exhibit (h)(4) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

	(b)	(i)

Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 30, 2017, incorporated by reference to Exhibit (h)(2) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(ii)

First Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of its series, and U.S. Bancorp Fund Services, LLC, dated as of January 29, 2020, incorporated by reference to Exhibit (h)(6) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

	(c)	(i)

Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 30, 2017, incorporated by reference to Exhibit (h)(3) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(ii)

First Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of its series, and U.S. Bancorp Fund Services, LLC, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(6) filed with the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(iii)

Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of its series, and U.S. Bancorp Fund Services, LLC, dated as of January 29, 2020, incorporated by reference to Exhibit (h)(9) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(c)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 29, 2020, incorporated by reference to Exhibit (h)(10) filed with the Registrant’s Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2020.

(d)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), dated as of August 23, 2019, incorporated by reference to Exhibit (h)(11) filed with the Registrant’s Post-Effective Amendment No. 59 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2020.

(e)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge International Developed Markets Variance Risk Premium Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(9) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(f)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Global Equity Variance Risk Premium Master Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(10) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(g)

Amended and Restated Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of each of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of July 18, 2019, incorporated by reference to Exhibit (h)(11) filed with the Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 26, 2019.

(h)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Diversified Alternatives Fund, incorporated by reference to Exhibit (h)(15) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

	(i)	Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge All Asset Variance Risk Premium Fund, filed herewith.

(14)		Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)		Not applicable.

(16)		Power of Attorney, filed herewith.

(17)		None.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that a final form of the Opinion of Counsel of Ropes & Gray LLP regarding certain tax matters and consequences of the proposed reorganization to shareholders discussed in the Prospectus/Information Statement will be filed in a post-effective amendment to this Registration Statement.

PROXY	PROXY

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

A SERIES OF STONE RIDGE TRUST III

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 2, 2020

800 BOYLSTON STREET

BOSTON, MASSACHUSETTS 02199

The undersigned hereby appoints Lauren Macioce and Anthony Zuco, or any one of them, as Proxy of the undersigned, each with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Stone Ridge All Asset Variance Risk Premium Fund, a series of Stone Ridge Trust III (“Existing AVRPX”), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 10:30 a.m., Eastern time, on December 2, 2020 at the offices of Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

CONTROL #:

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.
SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.

By Phone: Call Okapi Partners toll-free at: 888-785-6707 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/AVRPXvote and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 2, 2020.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED BELOW

THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES.

		FOR	AGAINST	ABSTAIN

1.	To vote on the Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of Existing AVRPX to Stone Ridge All Asset Variance Risk Premium Fund, a series of Stone Ridge Trust (“New AVRPX”), in exchange for the issuance and delivery of Class I shares of New AVRPX and the assumption by New AVRPX of all of the liabilities of Existing AVRPX, and the distribution of such shares to the shareholders of Existing AVRPX in complete liquidation of Existing AVRPX.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Fund.

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 2, 2020.

DUE TO THE PUBLIC HEALTH CRISIS PRESENTED BY THE ONGOING COVID-19 PANDEMIC, IT IS RECOMMENDED THAT YOU VOTE YOUR SHARES BY PROXY.

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/AVRPX

THANK YOU FOR VOTING

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 13th day of August, 2020.

STONE RIDGE TRUST

By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Trustee, President (Principal Executive Officer)	August 13, 2020
Ross Stevens

/s/ Anthony Zuco	Treasurer (Principal Financial Officer)	August 13, 2020
Anthony Zuco

*	Trustee	August 13, 2020
Daniel Charney

*	Trustee	August 13, 2020
Jeffery Ekberg

* Power of Attorney

*By: /s/ Anthony Zuco
Anthony Zuco
Attorney in Fact

INDEX TO EXHIBITS

Exhibit Number		Description

(6)	(j)	Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge All Asset Variance Risk Premium Fund.

	(k)	Investment Management Agreement between Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd and Stone Ridge.

(11)		Opinion and consent of Smith, Katzenstein & Jenkins, LLP as to the legality of issuance of shares.

(13)	(i)	Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge All Asset Variance Risk Premium Fund.

(14)		Consent of Independent Registered Public Accounting Firm.

(16)		Power of Attorney.